Oppenheimer California Municipal Fund

6803 South Tucson Way, Centennial, Colorado 80112
1.800.225.5677

Statement of Additional Information dated September 29, 2004, revised February 3, 2005

      This Statement of Additional Information is not a Prospectus. This
document contains additional information about the Fund and supplements information in the Prospectus dated September 29, 2004. It should be read together with the Prospectus, which may be obtained by writing to the Fund's
Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado
80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents                                                                Page

About the Fund

About Your Account

Financial Information About the Fund

Appendix C: OppenheimerFunds Special Sales Charge Arrangements and Waivers C-1

ABOUT the fund

Additional Information About the Fund's Investment Policies and Risks

The investment objective and the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of
Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment manager,
OppenheimerFunds, Inc., (the "Manager") will select for the Fund. Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The Fund does not make investments with the objective of seeking capital growth, since that would generally be inconsistent with its goal of seeking tax-exempt income. However, the value of the securities held by the Fund may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security was purchased, that security would normally decline in value.
Conversely, should interest rates decrease after a security was purchased, normally its value would rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity, or because of other factors affecting the issuer that cause the
Manager to sell the particular security. In that case, the Fund could experience a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications.
These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's Investments".
Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

|X|   Municipal Bonds. We have classified longer term municipal securities as
"municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (including "industrial development")
bonds. They may have fixed, variable or floating rates of interest, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time.
Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

|_|   General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

|_|   Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the
Tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities;
colleges and universities; and hospitals.

      Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

|_|   Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

|_|   Mello-Roos Bonds. These are bonds issued under the California
Mello-Roos Community Facilities Act. They are used to finance infrastructure projects, such as roads or sewage treatment plants. In most cases they are secured by real estate taxes levied on property located in the same community as the project. This type of financing was created in response to statutory limits on real property taxes that were enacted in California. The bonds do not constitute an obligation of a municipal government. Timely payment of principal and interest depends on the ability of the developer of the project or other property owners to pay their real estate taxes. Therefore these bonds are subject to risks of nonpayment as a result of a general economic decline or decline in the real estate market, as well as the credit risk that of the developer.

|_|   Private Activity Municipal Securities. The Tax Reform Act of 1986 (the
"Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax
Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the federal alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the federal alternative minimum tax on individuals and corporations.

      The federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero.
This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue
Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a
"related person" of such a substantial user. This "substantial user"
provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to
"substantial users") of such exempt facilities. Those entities and persons should consult their tax advisers before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a
"non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a
"related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

|X|   Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

|_|   Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

|_|   Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

|_|   Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

|_|   Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

|_|   Tax-Exempt Commercial Paper. This type of short-term obligation
(usually having a maturity of 270 days or less, is issued by a municipality to meet current working capital needs.

|X|   Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid"
securities. Their purchase by the Fund would be limited as described below in
"Illiquid Securities." From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees.

      Those guidelines require the Manager to evaluate:
|_|   the frequency of trades and price quotations for such securities;
|_|   the number of dealers or other potential buyers willing to purchase or sell such securities;
|_|   the availability of market-makers; and
|_|   the nature of the trades for such securities.

      While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

|X|   Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Inc., Standard & Poor's Rating Services, a
division of the McGraw-Hill Companies, Inc., and Fitch, Inc. represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price.
The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the
Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

      Subsequent to its purchase by the Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by
Moody's, Standard & Poor's, or Fitch, Inc. change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the
Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account.
This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

      A list of the rating categories of Moody's, S&P and Fitch, Inc. for municipal securities is contained in Appendix A to this Statement of
Additional Information. Because the Fund may purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The
Manager will use criteria similar to those used by the rating agencies, and assigning a rating category to a security that is comparable to what the
Manager believes a rating agency would assign to that security. However, the
Manager's rating does not constitute a guarantee of the quality of a particular issue.

Special Risks of Investing Primarily in California Municipal Securities. The
following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of California issuers, the latest of which is dated June 9,
2004. The Fund has not independently verified the information. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of
California, and there is no responsibility on the part of the State of
California to make payments on such local obligations.

      There have been a number of political developments, voter initiatives, state constitutional amendments and legislation in California in recent years that may affect the ability of the State government and municipal governments to pay interest and repay principal on the securities they have issued. In addition, in recent years, the State of California has derived a significant portion of its revenues from personal income and sales taxes. Because the amount collected from these taxes is particularly sensitive to economic conditions, the State's revenues have been volatile. For example, the State estimates that stock market related personal income tax revenue declined from
$17.6 billion in fiscal year 2000-01 to $5.2 billion in 2002-03.

      It is not possible to predict the future impact of the legislation and economic considerations described below on the long-term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. In part that is because of possible inconsistencies in the terms of the various laws and Propositions and the applicability of other statutes to these issues. The budgets of California counties and local governments may be significantly affected by state budget decisions beyond their control. The information below about these conditions is only a brief summary, based upon information the Fund has drawn from sources that it believes are reliable.

|X|   Changes to the State Constitution. Changes to the state constitution in recent years have raised general concerns about the ability of the State and municipal governments in California to obtain sufficient revenues to pay their bond obligations. In 1978, California voters approved Proposition 13, an amendment to the state constitution. The Proposition added a new section to the constitution that limits ad valorem taxes on real property and restricts the ability of local taxing entities to increase real property taxes. However, legislation enacted after Proposition 13 provided help to
California municipal issuers to raise revenue to pay their bond obligations.
During the severe recession California experienced from 1991 to 1993, the
State legislature eliminated significant components of its aid to local governments. Whether legislation will be enacted in the future to either increase or reduce the redistribution of State revenues to local governments, or to make them less dependent on State budget decisions, cannot be predicted. Even if legislation increasing such redistribution is passed, it cannot be predicted whether in every instance it will provide sufficient revenue for local municipal issuers to pay their bond obligations.

      Another amendment to the state constitution may also have an adverse impact on state and municipal bond obligations. That amendment restricts the state government from spending amounts in excess of appropriation limits imposed on each state and local government entity. If revenues exceed the appropriation limit, those revenues must be returned, in the form of a revision in the tax rates or fee schedules.

|X|   Voter Initiatives. In addition to Proposition 13, California voters have approved a number of initiatives that affect the ability of the state and municipalities to finance their bond obligations. In 1988, California voters approved Proposition 98, which requires a minimum level of funding for public schools and community colleges. In 1986, voters approved Proposition
62, which had a number of effects. One requires that any special tax imposed by a local government must be approved by a two-thirds vote of the electorate. In 1995, the California Supreme Court upheld the constitutionality of that Proposition. That created uncertainty as to the legality of certain local taxes enacted by non-charter cities without voter approval. It is not possible to predict the eventual impact of that decision.

      In 1996, California voters approved Proposition 218. That initiative applied the provisions of Proposition 62 to all government entities, including cities having charters. It requires that all taxes for general purposes be approved by a simple majority of the popular vote, and that taxes for special purposes must be approved by a two-thirds majority vote.
Proposition 218 also limits the authority of local governments to impose property-related assessments, fees and charges. It requires that such assessments be limited to the special benefit conferred and prohibits their use for general governmental services. The Proposition enables voters to use their initiative powers to reduce or repeal previously-authorized taxes, assessments, fees and charges. Counties, in particular, have had fewer options to raise revenues than many other local governments entities and have been required to maintain many services.

      Approved in March 2004, Proposition 58 requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance.

      If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the
Legislature would be prohibited from (a) acting on any other bills or (b)
adjourning in joint recess until such legislation is passed.

      Proposition 58 will also prohibit certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as (a)
short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (b) inter-fund borrowings.

|X|   Effect of other State Laws on Bond Obligations. Some of the tax-exempt securities that the Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties.
These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and
California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such purpose.

|X|   General Economic Conditions in the State. The California economy and general financial condition affect the ability of the State and local government to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is the most populous state in the nation with a total population estimated at over
35 million. California has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors.

      A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by, a significant downturn in the performance of the stock markets.

      Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State experienced an economic recession in 2001 and a sluggish recovery in 2002 and 2003 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors resulted in a serious erosion of General Fund tax revenues. The three largest
General Fund tax sources (personal income, sales and use, and corporate taxes) totaled $72.8 billion in fiscal year 2000-01, were $59.7 billion in
2001-02, were $61.9 billion in 2002-03, and, as of July 31, 2004, are projected to be $67.0 billion in 2003-04 and $71.7 billion in 2004-05.

      It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local governmental budgets.

      Prior Years' Financial Results. Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued
spending restraint based on actions taken in earlier years. The State's cash position also improved, with the State's General Fund taking in substantially greater tax revenue than was initially planned when the budgets were enacted for the fiscal years ended in 1996, 1997, 1998, 1999 and 2000 ($2.2 billion,
$1.6 billion, $2.4 billion, $1.7 billion and $8.2 billion, respectively), an no external deficit borrowing occurred through the end of the five fiscal years prior to 2001-02.The final estimate of 2001-02 revenues and expenditures showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. Consequently, the Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30,
2002.

      2002 Budget Act. The 2002 Budget Act initially forecasted $79.2 billion in General Fund revenues and transfers and $76.7 billion in expenditures.
These revenue estimates proved to be substantially overstated, as expected economic recovery did not occur. The Legislature passed budget adjustment legislation in the spring of 2003, totaling about $10.1 billion in spending reductions, deferrals and funding transfers ($5.1 billion for 2002-03 and
$5.3 billion for 2003-04). The largest part of the reductions (including a
$1.1 billion deferral into the 2003-04 fiscal year) were for K-12 education funding. Actual revenues and transfers in 2002-03 were $71.9 billion, with expenditures of $77.9 billion.

      2003 Budget Act. The 2003 Budget Act forecasted $73.4 billion in
General Fund revenues and transfers and $71.1 billion in expenditures. The
2003 Budget Act addressed its potential $38.2 billion gap between expenditures and resources through a combination of program reductions ($17.6 billion), deficit financing ($10.7 billion), new revenues ($4.5 billion), funding shifts ($4.4 billion) and loans and other borrowing ($2.3 billion).

      At a special election held in October 2003, the Governor of the State,
Gray Davis, was recalled and replaced by Arnold Schwarzenegger, who took office in November. Governor Schwarzenegger proposed placing a bond measure on the March 2004 ballot which would authorize the issuance of up to $15 billion of economic recovery bonds to replace the fiscal recovery bonds authorized by the 2003 Budget Act. On March 2, 2004, California voters approved both the fiscal recovery bonds and a related balanced budget amendment described under "Economic Recovery Bonds" below.

      In December 2003, the Governor proposed additional reductions totaling
$3.9 billion ($2.3 billion in 2003-04 and $1.6 billion in 2004-05). Of these proposals, approximately $1.366 billion were either not adopted or became unachievable.

      According to the 2004 Budget Act, revenues and transfers for 2003-04 were estimated to be $74.6 billion with $75.6 billion in expenditures. As a result of the sale of the Economic Recovery Bonds and the use of the Deficit
Recovery Fund (see below), California ended the fiscal year with a positive balance of $2.2 billion in its Special Fund for Economics Uncertainties.

      2004 Budget Act. The 2004-05 Governor's Budget, released in January
2004, projected General Fund revenues for 2003-04 of $77.6 billion, an increase of $4.3 billion compared with 2003 Budget Act estimates (including a
$2 billion increase in major tax revenues due to the improved economic forecast and $3 billion in additional bond proceeds). This budget also forecasted General Fund expenditures for 2003-04 of $78.0 billion, an increase of $6.9 billion compared with 2003 Budget Act estimates (including
$2.65 billion in expenditures for vehicle license fee backfill payments to local governments which were suspended by Governor Davis in July 2003, but resumed by Governor Schwarzenegger in November 2003).

      The 2004-05 Budget projected that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004-05, would continue to be incurred. The budget projected General
Fund revenues for 2004-05 of $76.4 billion, a decrease of $1.2 billion compared with revised estimates for 2003-04. General Fund expenditures were projected at $76.1 billion, a decrease of $2.0 billion compared with revised estimates for 2003-04. The budget included $7.3 billion in program reductions and related cost savings in 2003-04 and 2004-05 combined. Finally, the budget proposed a $1.3 billion property tax shift from local governments to schools.

      In its January 2004 analysis of the 2004-05 Budget, the Legislative
Analyst's Office (the "LAO") observed that even with spending reductions, the
2004-05 Budget does not fully address the State's ongoing budget problem -
leaving a roughly $6 billion shortfall between expenditures and revenues in
2005-06. The report concludes that additional savings proposals or revenue increases will be necessary to resolve the State's "chronic budget crisis."

      The Governor's 2004 May Revision to his budget projected an increase of
$3.1 billion in anticipated revenue for the current and prior years. This increase was offset by additional pressures on the General Fund primarily due to caseload increases in benefit plans, an increase in the Proposition 98 guarantee, and court cases. The net effect of the changes together with policy changes included in the 2004 May Revision increased the projected reserve at the end of 2004-05 from $635 million to $998 million.

      In its May 2004 report, the LAO commented that on the positive side, the 2004 May Revision has real savings in numerous areas of the budget, and if adopted, it would result in a balanced budget in 2004-05 and leave the
State with sufficient economic recovery bond proceeds to address much of the projected structural budget gap for 2005-06. Nevertheless, the LAO observed that it believed that the 2004 May Revision misses an important opportunity to make more meaningful inroads toward eliminating the State's long-term imbalance because the 2004 May Revision relies on less ongoing savings than the January budget, and in other instances, increases the State's future spending commitments. The LAO estimated that the 2006-07 shortfall would approach $8 billion, and that annual operating deficits above $6.5 billion would persist for the forecast period (through 2008-09).

      The Governor signed the 2004 Budget Act on July 31, 2004. The 2004
Budget Act forecasts $77.3 billion in General Fund revenues and transfers and
$80.7 billion in expenditures. The Act projects that by utilizing $1.4 billion of the prior year's $3.1 billion General Fund balance and an additional $2.0 billion from the Deficit Recovery Fund the General Fund will end the year with a positive balance of $1.7 billion.

      In connection with the 2004 Budget Act, local governments reached an agreement with the Governor and legislative leaders to place an initiative on the November 2004 ballot to permanently limit the State's ability to reallocate property and sales tax revenue away from local governments to the
State. In exchange, local governments have agreed to transfer $1.3 billion in local funds to the State each year.

      Future Budgets. It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing
State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

State Indebtedness
------------------

      General Obligation Bonds. As of May 1, 2004, the State had
approximately $35.0 billion of its general obligation bonds outstanding.
General obligation bond authorizations in an aggregate amount of approximately $30.7 billion remained unissued as of that date.

      Ratings. As of July 27, 2004, the State's general obligation bonds were rated A3 by Moody's, BBB by Standard & Poor's, and BBB by Fitch Ratings. In
May 2004, Moody's upgraded its rating from BAA1 to A3 and stated that the upgrade reflected a now established trend of recovery in the State's economy and tax revenues, as well as an improved state budgetary and liquidity outlook. In December 2003, Fitch Ratings lowered the State's general obligation bond rating to BBB from A citing the State's heavy reliance on the completion of an increased deficit financing, the tremendous amount of measures needed to close a widening budget gap, and the decision to submit the deficit bonds and the balanced budget proposal for the March 2004 election, which would inject another element of uncertainty. In July 2003,
Standard and Poor's lowered its rating to BBB from A, citing the lack of progress in adopting a fiscal 2004 budget and the gubernatorial recall election as reasons for the downgrade. However, Standard and Poor's stated
that further credit deterioration in the short term is unlikely absent a severe cash flow crisis. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch Ratings will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

      Economic Recovery Bonds. The California Economic Recovery Bond Act
("Proposition 57") was approved by the voters at the statewide primary election in March 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004.

      The cash flow projections included in the 2004-05 Governor's Budget assume that $12.3 billion of net proceeds from economic recovery bonds will be deposited in the General Fund by June 2004. The State may issue the remainder of authorized economic recovery bonds in future fiscal years. The
State's General Obligation Bond Law authorizes the issuance of short-term bond anticipation notes payable from the proceeds of voter authorized bonds.
The State may issue long-term bonds under Proposition 57 or bond anticipation notes followed by takeout long-term bonds, depending upon market conditions and timing requirements.

      Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. Fifty percent, or up to $5 billion of future deposits in the reserve fund created by the Balanced Budget Amendment approved by
Proposition 58, may be used to repay the economic recovery bonds. In addition, as voter-approved general obligation bonds, the economic recovery bonds will be secured by the State's full faith and credit in the event the dedicated revenue is insufficient to repay the bonds.

      In May 2004, the State issued $7.9 billion of economic recovery bonds, which resulted (due to the sale of bonds at a premium) in the deposit of net proceeds in the General Fund of approximately $8.3 billion. In June 2004, the
State offered $3.0 billion of additional economic recovery bonds, which is projected to result in an additional $3.0 billion of net proceeds to the
General Fund, for a combined projected General Fund contribution of approximately $11.3 billion. The State may issue the remainder of authorized economic recovery bonds in future fiscal years.

      Commercial Paper Program. Pursuant to the terms of the bank credit agreement presently in effect supporting the State's general obligation commercial paper program, not more than $1.5 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. As of May 1, 2004, the finance committees had authorized the issuance of up to approximately $20.2 billion of commercial paper notes; as of that date approximately $250 million aggregate principal amount of general obligation commercial paper notes was outstanding.

      Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. As of May 1, 2004, the State had approximately $7.3 billion of outstanding lease purchase debt.

      Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. State agencies and authorities had $44.4 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2003.

      Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. With insufficient cash resources to pay the debt service due for previously issued revenue anticipation notes, the State Controller issued $11 billion of
Revenue Anticipation Warrants in June 2003 to provide enough additional cash to pay this debt and to pay other State obligations coming due in June 2003 and in the first months of the 2003-04 fiscal year.

      The State issued $3 billion of Revenue Anticipation Notes in October
2003, which matured on June 23, 2004. The most recent cash flow projections prepared by the Department of Finance show that there would be sufficient cash and unused borrowable resources available for use by the General Fund to pay principal of and interest on these notes when due.

      Repayment of Energy Loans. The Department of Water Resources (the
"DWR") borrowed money from the General Fund for DWR's power supply program between January and June 2001. DWR has issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the
General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million. Issuance of the DWR revenue bonds had been delayed since mid-2001 by a number of factors, including administrative and legal challenges.

      The loans from the General Fund and the banks and commercial lenders financed DWR's power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. The general purpose of the power supply program was to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The power supply program has become self-supporting and no additional loans from the General Fund are authorized. As of January 1,
2003, the DWR's authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers.

      The primary source of money to pay debt service on the DWR revenue bonds will be revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly, indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

      Enhanced Tobacco Settlement Revenue Bonds. In 1998, the State (together with 45 other states and certain U.S. jurisdictions) signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions on marketing activities. Under the settlement, the companies agreed to pay
California governments approximately $25 billion (subject to adjustments)
over a period of 25 years. Payments continue in perpetuity, with current projections of $1.2 billion in 2025, steadily increasing each year to $1.6 billion in 2045. Under a separate Memorandum of Understanding, half of the money will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).

      An initial sale of 57.6% of the State's tobacco settlement revenues from July 1, 2003, onward, was completed in January 2003 and produced $2.5 billion in revenue. A second sale of the remaining amount, which produced
$2.3 billion in revenue, was completed in September 2003. The 2003 Budget Act authorizes the Director of Finance to make allocations with legislative notification if tobacco settlement revenues are insufficient to cover the cost of the tobacco securitization program. The Legislature is not obligated to make any such requested appropriation in the future.

      Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the
State or of any political subdivision is or shall be pledged to the payment of any such bonds.

|X|   Financial Problems of Local Governments. It is not possible to predict the future impact of the voter initiatives. State constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future, on the long-term ability of California municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any
California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. The County has since emerged from bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. Moreover, California's improved economy has caused Los Angeles County, and other local governments, to come under increased pressure from public employee unions for improved compensation and retirement benefits.

      In June 2003, it was determined that insufficient General Fund moneys were available to continue to fund any portion of the vehicle license fee offsets to local governments as of that date. Accordingly, in October 2003, the vehicle license fee paid by taxpayers returned to pre-1999 levels. In his first days in office, Governor Schwarzenegger rescinded the vehicle license fee increase retroactive to October 1 and his 2004-05 Budget proposes to fully fund the backfill payments. Backfill payments totaling $2.65 billion and $4.06 billion are anticipated to be paid to local governments in fiscal years 2003-04 and 2004-05, respectively. The Legislature has authorized the repayment in August 2006 of approximately $1.3 billion that was not received by local governments during the time period between the suspension of the offsets and the implementation of the higher fees.

      The 2004-05 Governor's Budget proposed to increase transfers to school districts by $1.3 billion, with $135 million coming from community redevelopment agencies and the remainder from cities, counties, and other special districts. Instead of the 2004-05 Governor's Budget proposal to increase transfers to schools, the Administration and representatives from local government have reached an understanding (which remains subject to approval by the Legislature) on a proposal to revise the State-local fiscal relationship. This proposal, as outlined in the 2004 May Revision, will reduce the vehicle license fee from 2 percent to 0.65 percent of the value of the vehicle. In order to protect local governments, the reduction in vehicle license fee revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive.

      Under the proposed agreement, for 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive would be reduced by $700 million. In future years, local governments would receive the full value of the vehicle license fee revenue that they would have received under current law. Also for these two fiscal years, the proposed agreement would require redevelopment agencies to shift $250 million in property tax revenue they would otherwise receive to schools, and special districts would shift
$350 million to schools. As part of the proposed agreement, a constitutional amendment (which is currently being developed) would protect local governments' property, sales, and vehicle license fee revenues in future years. An initiative measure that also seeks to protect revenues for local governments has already qualified for the November 2004 ballot.

Other Investment Techniques and Strategies. In seeking its objective, the
Fund may from time to time employ the types of investment strategies and investments described below.

|X|   Floating Rate and Variable Rate Obligations. Variable rate demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is based on a stated
prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury
Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated
maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

|X|   Inverse Floaters and Other Derivative Investments. Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax exempt interest rates. As long as the municipal yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund will invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the
Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments.
These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

|X|   When-Issued and Delayed Delivery-Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.
Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the
Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books liquid securities at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the
Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the
Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

|X|   Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.
This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches.
Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

|X|   Puts and Standby Commitments. When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the
Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The
Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the
Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

|X|   Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S.
commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Manager from time to time. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value. They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company
Act of 1940 (the "Investment Company Act"), are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission (the "SEC"), the Fund, along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      [GRAPHIC OMITTED][GRAPHIC OMITTED]  Borrowing for Leverage. The Fund
has the ability to invest borrowed funds in portfolio securities. This speculative investment technique is known as "leverage." Under its fundamental investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time. Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowing. The Fund may also borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment
Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. If the value of the
Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, the fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      In addition, pursuant to an exemptive order issued by the SEC to
Citicorp North America, Inc. ("Citicorp"), the Fund also has the ability to borrow, subject to the limits established by its investment policies, from commercial paper and medium-term note conduits administered by Citicorp that issue promissory notes to fund loans to investment companies such as the
Fund. These loans may be secured by assets of the Fund, so long as the Fund's policies permit it to pledge its assets to secure a debt. Liquidity support for these loans will be provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. The Fund will have the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice. As a borrower under a conduit loan facility, the Fund maintains rights and remedies under state and federal law comparable to those it would maintain with respect to a loan from a bank.

|X|   Illiquid Securities. The Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. As a matter of fundamental policy, the Fund cannot purchase any securities that are subject to restrictions on resale.

|X|   Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions approved by the Fund's
Board of Trustees. These loans are limited to not more than 25% of the value of the Fund's total assets. There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities that will exceed
5% of the value of the Fund's total assets in the coming year. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities, It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may pay reasonable finder's, administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

|X|   Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so, the
Fund may:
|_|   sell interest rate futures or municipal bond index futures,
|_|   buy puts on such futures or securities, or
         |_|      write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures. Covered calls may also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund will normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund may:
|_|   buy interest rate futures or municipal bond index futures, or
|_|   buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The
Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market.
The particular hedging instruments the Fund can use are described below. The
Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

|X|   Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures"), on individual stock
("single stock futures") and municipal bond indices (these are referred to as
"municipal bond index futures").

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

      Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

      A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

      Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although Interest Rate
Futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury
Bonds on a duration-adjusted basis.

      Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities).
For example, if a bond has an effective duration of three years, a 1%
increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

|X|   Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

|_|   Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:
(1)   After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(2)   Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ, the automated quotation system of The Nasdaq Stock Market, Inc. or traded in the
               over-the-counter market.
(3)   Each call the Fund writes must be "covered" while it is outstanding.
               That means the Fund must own the investment on which the call was written.
(4)   The Fund may write calls on futures contracts whether or not it owns them.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the
Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions.
OCC will release the securities on the expiration of the calls or upon the
Fund's entering into a closing purchase transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security
(that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker. The SEC is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

      The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100%
of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

|_|   Writing Put Options. The Fund can sell put options on debt securities, broadly-based securities indices, futures, or foreign currency options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. A put written on debt securities must be covered by segregated liquid assets and the Fund cannot write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

      If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the
Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will identify liquid assets on its books with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments.
The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

|_|   Purchasing Puts and Calls. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or
(2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

      Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

      The Fund may buy only those puts that relate to securities that the
Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures). The Fund may not sell puts other than puts it has previously purchased.

      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

|X|   Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund may pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities.
However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets.
All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline. If the Fund then concludes not to invest in such securities because of concerns that there may be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised. The Fund might experience losses if it could not close out a position because of an illiquid market for a future or option.

|X|   Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party.
Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

|X|   Regulatory Aspects of Hedging Instruments. The Commodities Futures
Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the
Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this statement of additional information.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the investments underlying the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

|X|   Temporary Defensive and Interim Investments. The securities the Fund may invest in for temporary defensive purposes include the following:
|_|   short-term municipal securities;
|_|   obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
|_|   corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
|_|   commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
|_|   certificates of deposit of domestic banks with assets of $1 billion or more.

      Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the
Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve short-term capital gains, because they would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the
Fund believes such disposition advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%.

|X|   Taxable Investments. While the Fund can invest up to 20% of its total assets in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the
Fund would not be able to meet its objective of providing tax exempt income to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities the
Fund would buy for temporary defensive purposes. The Fund can invest in short-term municipal securities for defensive purposes.

Investment Restrictions

|X|   What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:

|_|   67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
|_|   more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are
"fundamental" only if they are identified as such. The Fund's Board of
Trustees can change non-fundamental policies without shareholder approval.
However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

|X|   Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

|_|   The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in "About the Fund" in the Prospectus or this Statement of Additional Information.

|_|   The Fund cannot make loans, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

|_|   The Fund may not borrow money, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

|_|   The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the
U.S. government or its agencies and intrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general or to California Municipal Securities.

|_|   The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment
Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

|_|   The Fund cannot underwrite securities or invest in securities that are subject to restrictions on resale.

|_|   The Fund cannot invest in securities of other investment companies, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules and regulations may be amended or interpreted from time to time.

|_|   The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

      The Fund currently has an operating policy (which is not a fundamental policy but will not be changed without the approval of a shareholder vote)
that prohibits the Fund from issuing senior securities. However, the policy does not prohibit certain activities that are permitted by the Fund's other policies, including borrowing money for emergency purposes as permitted by its other investment policies and applicable regulations, entering into delayed-delivery and when-issued arrangements for portfolio securities transactions, and entering into contracts to buy or sell derivatives, hedging instruments, options, futures and the related margin, collateral or escrow arrangements permitted under its other investment policies.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Non-Diversification of the Fund's Investments. The Fund is "non-diversified"
as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

      Being non-diversified poses additional investment risks, because if the
Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and
(2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

      The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. To implement its policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional
Information. Those industry classifications are not a fundamental policy.

      In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval.

How the Fund is Managed

Organization and History. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in July 1988.

|X|   Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has three classes of shares: Class A, Class B and
Class C. All classes invest in the same investment portfolio. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

|X|   Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may do so from time to time on important matters or when required to do so by the Investment Company Act or other applicable law.
Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

|X|   Shareholder and Trustee Liability. The Fund's Declaration of Trust
contains an express disclaimer of shareholder or Trustee liability for the
Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its
Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Trustees has an Audit Committee, a Regulatory & Oversight
Committee, a Governance Committee and a Proxy Committee. The Audit Committee
is comprised solely of Independent Trustees. The members of the Audit
Committee are Joel Motley (Chairman), Edward V. Regan, Kenneth Randall and
Mary Miller. The Audit Committee held 6 meetings during the Fund's fiscal year ended July 31, 2004. The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent registered public accounting firm concerning the Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

      The members of the Regulatory & Oversight Committee are Robert G. Galli
(Chairman), Joel Motley and Phillip Griffiths. The Regulatory & Oversight
Committee held 6 meetings during the Fund's fiscal year ended July 31, 2004.
The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and
Distribution Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the
Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

      The members of the Regulatory & Oversight Committee are Robert G. Galli
(Chairman), Joel Motley and Phillip Griffiths. The Governance Committee held
5 meetings during the Fund's fiscal year ended July 31, 2004. The Governance
Committee reviews the Fund's governance guidelines, the adequacy of the
Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Committee's charter.

      The members of the Proxy Committee are Edward V. Regan (Chairman),
Russell S. Reynolds Jr. and John V. Murphy. The Proxy Committee held 1 meeting during the Fund's fiscal year ended July 31, 2004. The Proxy
Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the
Trustees is an "Independent Trustee" under the Investment Company Act. Mr.
Murphy is an "Interested Trustee," because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.

      The Fund's Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during the past five years are listed in the chart below. The information for each Trustee also includes the dollar range of shares beneficially owned in the Fund and the aggregate dollar range of shares beneficially owned in all registered investment companies in the Oppenheimer fund family that are overseen by the Trustee ("Supervised Funds"). All of the
Trustees except Mr. Fink and Mr. Murphy are also trustees or directors of each of the following publicly offered Oppenheimer funds (referred to as
"Board I Funds"). Mr. Murphy is a director of the funds indicated with an asterisk and Mr. Fink and Mr. Murphy are both trustees or directors of the funds indicated with two asterisks.

Oppenheimer AMT-Free Municipals             Oppenheimer Global Fund
Oppenheimer AMT-Free New York Municipals**  Oppenheimer Global Opportunities Fund**
                                            Oppenheimer   Gold  &  Special   Minerals
Oppenheimer California Municipal Fund**     Fund**
Oppenheimer Balanced Fund                   Oppenheimer Growth Fund**
Oppenheimer Capital Appreciation Fund**     Oppenheimer International Growth Fund
                                            Oppenheimer  International  Small Company
Oppenheimer Capital Preservation Fund       Fund
Oppenheimer Developing Markets Fund         Oppenheimer Money Market Fund, Inc.**
Oppenheimer Discovery Fund**                Oppenheimer Multi-Sector Income Trust**
Oppenheimer Emerging Growth Fund*           Oppenheimer Multi-State Municipal Trust
Oppenheimer Emerging Technologies Fund*     Oppenheimer Series Fund, Inc.**
Oppenheimer Enterprise Fund                 Oppenheimer U.S. Government Trust*

      In addition to being a trustee or director of the Board I Funds, Mr.
Galli is also a director or trustee of 10 other portfolios in the
OppenheimerFunds complex. Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other
Oppenheimer funds at net asset value without sales charge. The sales charges on Class A shares is waived for that group because of the economies of sales efforts realized by the Distributor.

      Messrs. Fielding, Gillespie, Miao, Murphy, Petersen, Vandahey,
Vottiero, Wixted and Zack, and Mses. Bloomberg and Ives respectively hold the same offices with one or more of the other Board I Funds as with the Fund. As of August 30, 2004, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund.
The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each Independent Trustee, and his or her family members, do not own securities of either the Manager or Distributor of the
Board I Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

|X|   Affiliated Transactions and Material Business Relationships. Mr.
Reynolds has reported he has a controlling interest in The Directorship
Group, Inc. ("The Directorship Search Group"), a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance
Company (which controls the Manager) for fees of $137,500 for calendar year ended December 31, 2002. Mr. Reynolds reported that The Directorship Search
Group did not provide consulting services to Massachusetts Mutual Life
Insurance Company during the calendar year ended December 31, 2003, and does not expect to provide any such services in the calendar year ended December
31, 2004.

      The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The
Directorship Search Group and Massachusetts Mutual Life Insurance Company
were not material business or professional relationships that would compromise Mr. Reynolds' status as an Independent Trustee. Nonetheless, to assure certainty as to determinations of the Board and the Independent
Trustees as to matters upon which the Investment Company Act or the rules thereunder require approval by a majority of Independent Trustees, Mr.
Reynolds will not be counted for purposes of determining whether a quorum of
Independent Trustees was present or whether a majority of Independent
Trustees approved the matter.

      The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal. Ms. Mary Miller was elected to the Board I Funds effective August 13, 2004 and therefore did not hold shares of Board I Funds during the calendar year ended July 31, 2004.
Mr. Matthew Fink was elected to the Board I Funds effective January 1, 2005 and therefore did not hold shares of Board I Funds during the calendar year ended December 31, 2004.

-----------------------------------------------------------------------------------
                               Independent Trustees
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Name,                Principal Occupation(s) During Past 5  Dollar     Aggregate
                                                                       Dollar
                                                                       Range Of
                                                                       Shares
                                                                       Beneficially
                                                                       Owned in
                     Years;                                 Range of   Any of the
Position(s) Held     Other Trusteeships/Directorships Held  Shares     Oppenheimer
with Fund,           by Trustee ;                           BeneficiallFunds
Length of Service,   Number of Portfolios in Fund Complex   Owned in   Overseen
Age                  Currently Overseen by Trustee          the Fund   by Trustee
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                                              As of December 31,
                                                                     2003
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Clayton K. Yeutter,  Of Counsel (since June 1993) Hogan &   $0         Over
Chairman of the      Hartson (a law firm); a director                  $100,000
Board of Trustees    (since 2002) of Danielson Holding
since 2003;          Corp. Formerly a director of
Trustee since 1993   Weyerhaeuser Corp. (1999-April 2004),
Age: 74              Caterpillar, Inc. (1993-December
                     2002), ConAgra Foods (1993-2001),
                     Texas Instruments (1993-2001) and FMC
                     Corporation (1993-2001). Oversees 25
                     portfolios in the OppenheimerFunds
                     complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Matthew P. Fink,     Director (since October 1991) of ICI      $0         $0
Trustee since 2005   Education Foundation; President
Age: 64              (October 1991-October 2004) of the Investment Company
                     Institute; Director (October 1991-October 2004) of
                     ICI Mutual Insurance Company.
                     Oversees 11 portfolios in the
                     OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Robert G. Galli,     A trustee or director of other         $0         Over
Trustee since 1993   Oppenheimer funds. Oversees 35                    $100,000
Age: 71              portfolios in the OppenheimerFunds
                     complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Phillip A.           A director (since 1991) of the         $0         Over
Griffiths, Trustee,  Institute for Advanced Study,                     $100,000
since 1999           Princeton, N.J., a director (since
Age: 66              2001) of GSI Lumonics, a trustee
                     (since 1983) of Woodward Academy, a
                     Senior Advisor (since 2001) of The
                     Andrew W. Mellon Foundation. A member
                     of: the National Academy of Sciences
                     (since 1979), American Academy of
                     Arts and Sciences (since 1995),
                     American Philosophical Society (since
                     1996) and Council on Foreign
                     Relations (since 2002). Formerly a
                     director of Bankers Trust New York
                     Corporation (1994-1999). Oversees 25
                     portfolios in the OppenheimerFunds
                     complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Mary Miller,         Trustee (since October 1998) of the    $0         $0
Trustee since 2004   American Symphony Orchestra; Senior
Age: 62              Vice President and General Auditor
                     (July 1998-February 2003) American
                     Express Company. Oversees 25
                     portfolios in the OppenheimerFunds
                     complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Joel W. Motley,      Director (since January 2002)          $0         $10,001-$50,000
Trustee since 2002   Columbia Equity Financial Corp.
Age: 52              (privately-held financial adviser);
                     Managing Director (since January
                     2002) Carmona Motley, Inc.
                     (privately-held financial adviser).
                     Formerly a Managing Director of
                     Carmona Motley Hoffman Inc.
                     (privately-held financial adviser)
                     (January 1998-December 2001).
                     Oversees 25 portfolios in the
                     OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Kenneth A. Randall,  A director (since February 1972) of    $0         Over
Trustee since 1988   Dominion Resources, Inc. (electric                $100,000
Age: 77              utility holding company); formerly a
                     director of Prime Retail, Inc. (real
                     estate investment trust) and Dominion
                     Energy, Inc. (electric power and oil
                     & gas producer), President and Chief
                     Executive Officer of The Conference
                     Board, Inc. (international economic
                     and business research) and a director
                     of Lumbermens Mutual Casualty
                     Company, American Motorists Insurance
                     Company and American Manufacturers
                     Mutual Insurance Company. Oversees 25
                     portfolios in the OppenheimerFunds
                     complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Edward V. Regan,     President, Baruch College, CUNY; a     $1-$10,000 $10,001-$50,000
Trustee since 1993   director of RBAsset (real estate
Age: 74              manager); a director of OffitBank;
                     formerly Trustee, Financial
                     Accounting Foundation (FASB and
                     GASB), Senior Fellow of Jerome Levy
                     Economics Institute, Bard College,
                     Chairman of Municipal Assistance
                     Corporation for the City of New York,
                     New York State Comptroller and
                     Trustee of New York State and Local
                     Retirement Fund. Oversees 25
                     investment companies in the
                     OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Russell S.           Chairman (since 1993) of The           $0         $10,001-$50,000
Reynolds, Jr.,       Directorship Search Group, Inc.
Trustee since 1989   (corporate governance consulting and
Age: 73              executive recruiting); a Life Trustee
                     of International House (non-profit
                     educational organization); a former
                     trustee of The Historical Society of
                     the Town of Greenwich. Oversees 25
                     portfolios in the OppenheimerFunds
                     complex.
-----------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008. Mr. Murphy
serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee ;                                 BeneficiallFunds
Length of Service   Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2003
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,     Chairman, Chief Executive Officer and     $0            Over
President,          director (since June 2001) and President              $100,000
Principal           (since September 2000) of the Manager;
Executive Officer,  President and a director or trustee of
Trustee since 2001  other Oppenheimer funds; President and a
Age: 55             director (since July 2001) of
                    Oppenheimer Acquisition Corp. (the
                    Manager's parent holding company) and of
                    Oppenheimer Partnership Holdings, Inc.
                    (a holding company subsidiary of the
                    Manager); a director (since November
                    2001) of OppenheimerFunds Distributor,
                    Inc. (a subsidiary of the Manager);
                    Chairman and a director (since July
                    2001) of Shareholder Services, Inc. and
                    of Shareholder Financial Services, Inc.
                    (transfer agent subsidiaries of the
                    Manager); President and a director
                    (since July 2001) of OppenheimerFunds
                    Legacy Program (a charitable trust
                    program established by the Manager); a
                    director of the following investment
                    advisory subsidiaries of the Manager:
                    OFI Institutional Asset Management,
                    Inc., Centennial Asset Management
                    Corporation, Trinity Investment
                    Management Corporation and Tremont
                    Capital Management, Inc. (since November
                    2001), HarbourView Asset Management
                    Corporation and OFI Private Investments,
                    Inc. (since July 2001); President (since
                    November 1, 2001) and a director (since
                    July 2001) of Oppenheimer Real Asset
                    Management, Inc.; Executive Vice
                    President (since February 1997) of
                    Massachusetts Mutual Life Insurance
                    Company (the Manager's parent company);
                    a director (since June 1995) of DLB
                    Acquisition Corporation (a holding
                    company that owns the shares of Babson
                    Capital Management LLC); a member of the
                    Investment Company Institute's Board of
                    Governors (elected to serve from October
                    3, 2003 through September 30, 2006).
                    Formerly, Chief Operating Officer
                    (September 2000-June 2001) of the
                    Manager; President and trustee (November
                    1999-November 2001) of MML Series
                    Investment Fund and MassMutual
                    Institutional Funds (open-end investment
                    companies); a director (September
                    1999-August 2000) of C.M. Life Insurance
                    Company; President, Chief Executive
                    Officer and director (September
                    1999-August 2000) of MML Bay State Life
                    Insurance Company; a director (June
                    1989-June 1998) of Emerald Isle Bancorp
                    and Hibernia Savings Bank (a
                    wholly-owned subsidiary of Emerald Isle
                    Bancorp). Oversees 63 portfolios as
                    Trustee/Director and 21 additional
                    portfolios as Officer in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for
Messrs. Fielding, Gillespie, Miao and Zack and Ms. Bloomberg, Two World
Financial Center, 225 Liberty Street, New York, NY 10281-1008, for Messrs.
Vandehey, Vottiero, Petersen and Wixted and Ms. Ives, 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                      Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ronald H. Fielding,        Senior Vice President of the Manager since January 1996;
Vice President and         Chairman of the Rochester Division of the Manager since
Portfolio Manager since    January 1996; an officer of 10 portfolios in the
2002                       OppenheimerFunds complex.
Age: 55
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,          Chief Compliance Officer (since March 2004) of the
Vice President and Chief   Manager; Vice President (since June 1983) of
Compliance Officer since   OppenheimerFunds Distributor, Inc., Centennial Asset
2004                       Management Corporation and Shareholder Services, Inc.
Age: 54                    Formerly (until February 2004) Vice President and
                           Director of Internal Audit of the Manager. An officer of
                           83 portfolios in the Oppenheimer funds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,           Senior Vice President and Treasurer (since March 1999)
Treasurer since 1999       of the Manager; Treasurer of HarbourView Asset
Age: 45                    Management Corporation, Shareholder Financial Services,
                           Inc., Shareholder Services, Inc., Oppenheimer Real Asset
                           Management Corporation, and Oppenheimer Partnership
                           Holdings, Inc. (since March 1999), of OFI Private
                           Investments, Inc. (since March 2000), of
                           OppenheimerFunds International Ltd. and OppenheimerFunds
                           plc (since May 2000), of OFI Institutional Asset
                           Management, Inc. (since November 2000), and of
                           OppenheimerFunds Legacy Program (a Colorado non-profit
                           corporation) (since June 2003); Treasurer and Chief
                           Financial Officer (since May 2000) of OFI Trust Company
                           (a trust company subsidiary of the Manager); Assistant
                           Treasurer (since March 1999) of Oppenheimer Acquisition
                           Corp. Formerly Assistant Treasurer of Centennial Asset
                           Management Corporation (March 1999-October 2003) and
                           OppenheimerFunds Legacy Program (April 2000-June 2003);
                           Principal and Chief Operating Officer (March 1995-March
                           1999) at Bankers Trust Company-Mutual Fund Services
                           Division. An officer of 83 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,            Assistant Vice President of the Manager since August
Assistant Treasurer since  2002; formerly Manager/Financial Product Accounting
2004                       (November 1998-July 2002) of the Manager. An officer of
Age: 34                    83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,           Vice President/Fund Accounting of the Manager since
Assistant Treasurer since  March 2002. Formerly Vice President/Corporate Accounting
2002                       of the Manager (July 1999-March 2002) prior to which he
Age: 41                    was Chief Financial Officer at Sovlink Corporation
                           (April 1996-June 1999). An officer of 83 portfolios in
                           the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,            Executive Vice President (since January 2004) and
Secretary since 2001       General Counsel (since February 2002) of the Manager;
Age: 56                    General Counsel and a director (since November 2001) of
                           the Distributor; General Counsel (since November 2001)
                           of Centennial Asset Management Corporation; Senior Vice
                           President and General Counsel (since November 2001) of
                           HarbourView Asset Management Corporation; Secretary and
                           General Counsel (since November 2001) of Oppenheimer
                           Acquisition Corp.; Assistant Secretary and a director
                           (since October 1997) of OppenheimerFunds International
                           Ltd. and OppenheimerFunds plc; Vice President and a
                           director (since November 2001) of Oppenheimer
                           Partnership Holdings, Inc.; a director (since November
                           2001) of Oppenheimer Real Asset Management, Inc.; Senior
                           Vice President, General Counsel and a director (since
                           November 2001) of Shareholder Financial Services, Inc.,
                           Shareholder Services, Inc., OFI Private Investments,
                           Inc. and OFI Trust Company; Vice President (since
                           November 2001) of OppenheimerFunds Legacy Program;
                           Senior Vice President and General Counsel (since
                           November 2001) of OFI Institutional Asset Management,
                           Inc.; a director (since June 2003) of OppenheimerFunds
                           (Asia) Limited. Formerly Senior Vice President (May
                           1985-December 2003), Acting General Counsel (November
                           2001-February 2002) and Associate General Counsel (May
                           1981-October 2001) of the Manager; Assistant Secretary
                           of Shareholder Services, Inc. (May 1985-November 2001),
                           Shareholder Financial Services, Inc. (November
                           1989-November 2001); and OppenheimerFunds International
                           Ltd. (October 1997-November 2001). An officer of 83
                           portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,          Vice President (since June 1998) and Senior Counsel and
Assistant Secretary since  Assistant Secretary (since October 2003) of the Manager;
2001                       Vice President (since 1999) and Assistant Secretary
Age: 39                    (since October 2003) of the Distributor; Assistant
                           Secretary (since October 2003) of Centennial Asset
                           Management Corporation; Vice President and Assistant
                           Secretary (since 1999) of Shareholder Services, Inc.;
                           Assistant Secretary (since December 2001) of
                           OppenheimerFunds Legacy Program and of Shareholder
                           Financial Services, Inc.. Formerly an Assistant Counsel
                           (August 1994-October 2003) and Assistant Vice President
                           of the Manager (August 1997-June 1998). An officer of 83
                           portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,         Vice President and Associate Counsel of the Manager
Assistant Secretary since  since May 2004; formerly First Vice President and
2004                       Associate General Counsel of UBS Financial Services Inc.
Age: 37                    (formerly, PaineWebber Incorporated) (May 1999 - April
                           2004) prior to which she was an Associate at Skaden,
                           Arps, Slate, Meagher & Flom, LLP (September 1996 - April
                           1999). An officer of 83 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip S. Gillespie,      Senior Vice President and Deputy General Counsel of the
Assistant Secretary since  Manager since September 2004. Formerly Mr. Gillespie
2004                       held the following positions at Merrill Lynch Investment
Age: 40                    Management: First Vice President (2001-September 2004);
                           Director (from 2000) and Vice President (1998-2000). An
                           officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Wayne Miao,                Assistant Vice President and Assistant Counsel of the
Assistant Secretary since  Manager since June 2004. Formerly an Associate with
2004                       Sidley Austin Brown & Wood LLP (September 1999 - May
Age: 32                    2004). An officer of 83 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X|   Remuneration of Trustees.  The officers of the Fund are affiliated with the  Manager  and  receive no salary or fee from the Fund.  The  Trustees received  the  compensation  from the Fund  shown  below  with  respect to the
Fund's  fiscal  year  ended July 31,  2004.  The total  compensation  from all
Oppenheimer  Funds for  which the  Trustee  serves  as a Trustee  or  Director
(including  the  Fund)  represents  compensation  received  for  serving  as a director or trustee  and,  if  applicable,  as a member of a committee  of the boards of those funds during the calendar year ended December 31, 2003.

------------------------------------------------------------------------------------
Trustee Name and Other    Aggregate      Retirement     Estimated        Total
                                                                      Compensation
                                                                        From All
                                                                      Oppenheimer
                                                          Annual       Funds For
                                          Benefits      Retirement       Which
                                         Accrued as    Benefits to     Individual
Fund Position(s)         Compensation   Part of Fund   be Paid Upon    Serves As
(as applicable)           From Fund1      Expenses     Retirement2   Trustee/Director
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Clayton K. Yeutter         $2,7163         $2,900        $61,306        $152,079
Chairman of the Board
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Robert G. Galli             $2,022         $2,274        $80,9234      $213,5365
Regulatory & Oversight
Committee Chairman
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Phillip Griffiths
Governance Committee
Chairman and               $2,0346          $829         $23,309        $74,500
Regulatory & Oversight
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Mary Miller                   $0             $0             $0             $0
Audit Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Joel W. Motley
Audit Committee
Chairman and               $2,1437          $161         $014,530       $68,900
Regulatory & Oversight
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Kenneth A. Randall          $1,863           $0          $79,622        $93,989
Audit Committee Member
and Governance
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Edward V. Regan             $1,820         $2,449        $59,353        $98,983
Proxy Committee
Chairman and Audit
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Russell S. Reynolds,        $1,602         $2,159        $60,720        $77,002
Jr.
Proxy Committee Member
and Governance
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Donald Spiro                $1,002          $773         $20,6678       $64,080
Vice Chairman
------------------------------------------------------------------------------------
Messrs.  Levy and Lipstein and Ms. Moynihan retired as Trustees from the Board
I Funds  effective  January  1,  2003,  March  31,  2003 and  July  31,  2003,
respectively.  Ms.  Moynihan  received $169  aggregate  compensation  from the
Fund. For calendar year 2003,  Messrs Levy and Lipstein and Ms.  Moynihan each
received   $43,425,   $75,076  and  $88,229   respectively  from  all  of  the
Oppenheimer funds for which they served as Trustee.
1.    Aggregate   Compensation   From   Fund   includes   fees  and   deferred
   compensation, if any, for a Trustee.
2.    Estimated  Annual  Retirement  Benefits  to be Paid Upon  Retirement  is
   based on a straight life payment plan election with the  assumption  that a
   Trustee  will  retire  at the age of 75 and is  eligible  (after 7 years of service)  to receive  retirement  plan  benefits as  described  below under
   "Retirement Plan for Trustees."
3.    Includes  $679 deferred by Mr.  Yeutter under the Deferred  Compensation
   Plan described below.
4.    Includes  $36,990  estimated  to be paid to Mr.  Galli for  serving as a trustee  or  director  of 10 other  Oppenheimer  funds that are not Board I
   Funds.
5.    Includes  $96,000  paid to Mr.  Galli for serving as trustee or director of 10 other Oppenheimer funds that are not Board I Funds.
6.    Includes   $2,034   deferred  by  Mr.   Griffiths   under  the  Deferred
   Compensation Plan described below.
7.    Includes  $857  deferred by Mr.  Motley under the Deferred  Compensation
   Plan described below.
8.    Mr.  Spiro  retired as a Trustee  of the of all Board I funds  effective
   October 31, 2004.

|X|   Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the Board I Funds for at least seven years in order to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service.

|X|   Deferred Compensation Plan for Trustees. The Board of Trustees has
adopted a Deferred Compensation Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the
Trustee. The amount paid to the Trustee under the plan is determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

|X|   Major Shareholders. As of August 30, 2004, the only persons who owned of record or was known by the Fund to own of record 5% or more of any class of the Fund's outstanding shares were:

      Citigroup Global Markets Inc., 333 West 34th Street, New York, NY
      10001-2483, which owned 4,738,991.972 Class A shares (representing approximately 12.12% of the Fund's then outstanding Class A) and
      1,348,029.420 Class B shares (representing approximately 21.71% of the
      Fund's then outstanding Class B).

      Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its
      Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida
      32246-6484, which owned 331,919.045 Class B shares (representing approximately 5.34% of the Fund's then outstanding Class B) and
      166,799.117 Class C shares (representing approximately 5.53% of the
      Fund's then outstanding Class C).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

      |X|   Code of Ethics. The Fund, the Manager and the Distributor have a
Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of
Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at
1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public Reference Section,
Washington, D.C. 20549-0102.

|X|   Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting
Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the
Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's
Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Proxy Voting Guidelines include provisions to address conflicts of interest that may arise between the Fund and OFI where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of a company soliciting the proxy. The Fund's Portfolio Proxy Voting
Guidelines on routine and non-routine proxy proposals are summarized below.

o     The Fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.
o     In general, the Fund opposes anti-takeover proposals and supports elimination of anti-takeover proposals, absent unusual
            circumstances.
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a
            super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund supports proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it
            considers to be excessive.

      The Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the
SEC's website at www.sec.gov.

      |X|   The Investment Advisory Agreement. The Manager provides
investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the
Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the
Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the
Manager during its last three fiscal years are listed below.

--------------------------------------------------------------------------------
Fiscal Year ended 7/31           Management Fees Paid to OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           2002                                 $2,988,743
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           2003                                 $3,001,975
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           2004                                 $2,821,557
--------------------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

      During the period August 1, 2003 to September 30, 2003, the Manager voluntarily agreed to waive advisory fees at an annual rate equal to 0.05% of the Fund's average daily net assets until the Fund's trailing one year performance percentile at the end of the preceding calendar quarter is in the third quintile or better of the Fund's Lipper peer group. This waiver was voluntary and was terminated when the Fund's relative performance improved.
Had this waiver not been in effect during any portion of the Fund's fiscal year ended July 31, 2004, the Fund would have paid $2,951,801 in management fees.

      |X| Annual Approval of Investment Advisory Agreement. Each year, the
Board of Trustees including a majority of the Independent Trustees is required to approve the renewal of the investment advisory agreement. The
Investment Company Act requires that the Board request and evaluate and the
Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement. The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the Fund pays. These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement. Among other factors, the
Board considered:
o     The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the
         Fund from its relationship with the Manager, and
o     The direct and indirect benefits the Manager received from its relationship with the Fund. These included services provided by the
         Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities
         Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.
The Board also considered that maintaining the financial viability of the
Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times. The Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the
Manager.

      These matters were also considered by the Independent Trustees meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations. The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      After careful deliberation, the Board, including the Independent
Trustees, concluded that it was in the best interest of shareholders to continue the investment advisory agreement for another year. In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.
The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including, as that term is defined in the Investment Company
Act) that, in the Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

      Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the investment advisory agreement also permits the Manager to consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser. Notwithstanding that authority, and with the concurrence of the Fund's Board, the Manager has determined not to consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser as a factor in selecting brokers for the Fund's portfolio transactions. Rule 12b-1 under the Investment Company
Act prohibits (effective December 13, 2004) any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2)
directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment advisor cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.
However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures
(and the Fund's Board of Trustees has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution"
considerations discussed above. Those procedures are designed to prevent: (1)
the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the
Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker.
Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates. Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities.
When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the
Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the
Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The
Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

----------------------------------------------------------------
Fiscal Year Ended 7/31 Total Brokerage Commissions Paid by the
                                        Fund1
----------------------------------------------------------------
----------------------------------------------------------------
         2002                          $80,108
----------------------------------------------------------------
----------------------------------------------------------------
         2003                             $0
----------------------------------------------------------------
----------------------------------------------------------------
         2004                            $02
----------------------------------------------------------------
1.    Amounts do not include spreads or commissions on principal amounts on a net trade basis.
2.    In the fiscal year ended 7/31/04, there were no transactions directed to brokers for research services.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

-------------------------------------------------------------------------------
Fiscal    Aggregate    Class A       Concessions    Concessions  Concessions
          Front-End    Front-End
Year      Sales        Sales         on Class A     on Class B   on Class C
Ended     Charges      Charges       Shares         Shares       Shares
7/31:     on Class A   Retained by   Advanced by    Advanced by  Advanced by
          Shares       Distributor1  Distributor2   Distributor2 Distributor2
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2002      $638,246     $114,588       $52,585       $516,578     $103,556
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2003      $782,068     $162,029       $35,397       $537,278     $141,244
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2004      $777,423     $167,669       $33,892       $153,000      $95,876
-------------------------------------------------------------------------------
1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.
2. The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

-------------------------------------------------------------------------------
Fiscal Year  Class A Contingent    Class B Contingent    Class C Contingent
             Deferred Sales        Deferred Sales        Deferred Sales
             Charges Retained by   Charges Retained by   Charges Retained by
Ended 7/31:  Distributor           Distributor           Distributor
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2002            $13,403              $300,671               $7,856
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2003            $30,270              $432,617               $14,447
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2004            $12,704              $311,082               $12,774
-------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class
A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

      Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Financial intermediaries, brokers and dealers may receive other payments from the Distributor or the Manager from their own resources in connection with the promotion and/or sale of shares of the Fund, including payments to defray expenses incurred in connection with educational seminars and meetings. The Manager or Distributor may share expenses incurred by financial intermediaries in conducting training and educational meetings about aspects of the Fund for employees of the intermediaries or for hosting client seminars or meetings at which the Fund is discussed. In their sole discretion, the Manager and/or the Distributor may increase or decrease the amount of payments they make from their own resources for these purposes.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

|X|   Class A Service Plan Fees. Under the Class A service plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the
Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% average annual net assets of Class A shares. The Board has set the rate at that level. The Distributor does not receive or retain the service fee on Class A shares in accounts for which the
Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The
Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      For the fiscal year ended July 31, 2004 payments under the Class A plan totaled $962,846, all of which all was paid by the Distributor to recipients, and included $37,267 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to
Class A shares for any fiscal year may not be recovered in subsequent years.
The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

      |X|   Class B and Class C Distribution and Service Plan Fees. Under
each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the
Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased. After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares. Class B or Class C shares may not be purchased by an investor directly from the Distributor without the investor designating another broker-dealer of record. If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account. The Distributor does not receive or retain the service fee on Class B or Class C shares in accounts for which it is listed as the broker-dealer of record.

      The asset-based sales charge and service fees increase Class B and
Class C expenses by 1.00% of the net assets per year of the respective classes.

      The Distributor retains the asset-based sales charge on Class B shares.
The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the
Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the
Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the
Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B and Class C shares,
o     bears the costs of sales literature, advertising and prospectuses
         (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B and
         Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      During a calendar year, the Distributor's actual expenses in selling
Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the asset-based sales charges paid to the Distributor by the Fund under the distribution and service plans. Those excess expenses are carried over on the
Distributor's books and may be recouped from asset-based sales charge payments from the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount of expenses under the plans that may be carried over from year to year and recouped that relate to (i) expenses the
Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. The cap on the carry-over of those categories of expenses is set at 0.70% of annual gross sales of shares of the
Fund. If those categories of expenses exceed the capped amount, the
Distributor bears the excess costs. If the Class B or Class C plan were to be terminated by the Fund, the Fund's Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares prior to the termination of the plan.

---------------------------------------------------------------------------------
  Distribution Fees Paid to the Distributor for the Fiscal Year Ended 7/31/04
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
   Class:         Total          Amount        Distributor's     Distributor's
                                                                  Unreimbursed
                                                 Aggregate       Expenses as %
                 Payments     Retained by      Unreimbursed      of Net Assets
                Under Plan    Distributor   Expenses Under Plan     of Class
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B Plan     $845,683      $599,4291        $2,233,804           3.39%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C Plan     $303,876      $108,2212         $645,929            2.08%
---------------------------------------------------------------------------------
1.    Includes  $1,333  paid  to an  affiliate  of  the  Distributor's  parent company.
2.    Includes  $7,016  paid  to an  affiliate  of  the  Distributor's  parent company.

      All payments under the Class B and the Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of
Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return,"
"cumulative total return," "average annual total return at net asset value"
and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at
1.800.525.7048 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:
o     Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's
         performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Fund is not insured by the FDIC or any other government agency.
o     The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

|X|   Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.
o     Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period.
It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

 Standardized Yield = 2a-b +1)6 -1]
                       ---
                     [(
                       cd

      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d =  the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

   The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

o     Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

  Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and
Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

o     Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The  tax-equivalent  yield may be used to  compare  the tax  effects  of income  derived from the Fund with income from taxable  investments at the tax rates  stated.  Your tax  bracket  is  determined  by your  federal  and state taxable  income (the net amount  subject to federal and state income tax after deductions and exemptions).

--------------------------------------------------------------------------------
            The Fund's Yields for the 30-Day Periods Ended 07/31/04
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class of    Standardized Yield      Dividend Yield       Tax-Equivalent Yield
                                                           (41.05%Combined
                                                        Federal/City/State Tax
Shares                                                         Bracket)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          Without     After      Without    After      Without      After
          Sales       Sales      Sales      Sales                   Sales
          Charge      Charge     Charge     Charge     Sales Charge Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A      5.95%      5.67%      6.54%      6.23%       11.09%      10.56%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B      5.05%       N/A       5.74%       N/A        9.74%         N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C      5.05%       N/A       5.73%       N/A        9.73%         N/A
--------------------------------------------------------------------------------

      |X|   Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0%
in the sixth year and none thereafter. For Class C shares, the 1.0%
contingent deferred sales charge is deducted for returns for the one-year period.

o     Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending
Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

    ERV      - 1  Average Annual Total
          l/n     Return
    ------
      P

o     Average Annual Total Return (After Taxes on Distributions). The
"average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD l/n       Distributions)
---
 P

o     Average Annual Total Return (After Taxes on Distributions and
Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period.
It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

            - 1  = Average Annual Total Return (After Taxes on Distributions
ATVDR l/n        and Redemptions)
---
 P

o     Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

  ERV - P   = Total Return
------------
     P

o     Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value"
(without deducting sales charges) for each class of shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

-----------------------------------------------------------------------------------
              The Fund's Total Returns for the Periods Ended 7/31/04
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class of  Cumulative Total               Average Annual Total Returns
               Returns
            (10 Years or
           life-of-class,
Shares        if less)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                 1-Year            5-Year            10-Year
                                                                   (or life of
                                                                 class, if less)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
          After    Without  After     Without After     Without  After    Without
          Sales    Sales    Sales     Sales   Sales     Sales    Sales    Sales
           Charge   Charge   Charge   Charge   Charge    Charge   Charge   Charge
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class A1   65.80%   74.08%    4.33%    9.54%    3.94%    4.95%    5.19%    5.70%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class B2   66.39%   66.39%    3.70%    8.70%    3.83%    4.16%    5.22%    5.22%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class C3   46.73%   46.73%    7.71%    8.71%    4.17%    4.17%    4.48%    4.48%
-----------------------------------------------------------------------------------
1. Inception of Class A:      11/03/88
2. Inception of Class B:      05/03/93
3. Inception of Class C:      11/01/95

---------------------------------------------------------------------------
   Average Annual Total Returns for Class A Shares (After Sales Charge)
                      For the Periods Ended 7/31/04
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                                1-Year         5-Year          10-Year
                                                             (or life of
                                                           class, if less)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
After Taxes on Distributions     4.33%          3.94%           5.17%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
After Taxes on                   4.88%          4.12%           5.21%
Distributions and
Redemption of Fund Shares
---------------------------------------------------------------------------

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer
Agent at the addresses or telephone numbers shown on the cover of this
Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X|   Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc.
("Lipper"). Lipper is a widely-recognized
independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The
Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes
"peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|   Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in their specialized market sectors. The Fund is ranked among the municipal California long category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable)
Morningstar Rating metrics.

      |X|   Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street
Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar.
The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

      When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the
Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an
                     ---
Asset Builder Plan (described below) can be established on a new account.
Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House
("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange ("the Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and
Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.
No sales charge is imposed in certain other circumstances described in
Appendix C to this Statement of Additional Information because the
Distributor or dealer or broker incurs little or no selling expenses.

|X|   The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals           Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer Main Street Fund
Oppenheimer Balanced Fund                 Oppenheimer Main Street Opportunity Fund
Oppenheimer Bond Fund                     Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Capital Income Fund           Street Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Champion Income Fund          Street Fund II
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Convertible Securities Fund   Street Fund III
Oppenheimer Developing Markets Fund       Oppenheimer Quest Balanced Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Disciplined Allocation Fund   Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Discovery Fund                Fund, Inc.
Oppenheimer Emerging Growth Fund          Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund               Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.             Oppenheimer Real Estate Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Global Fund                   Municipals
Oppenheimer Global Opportunities Fund     Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                   Oppenheimer Small Cap Value Fund
Oppenheimer High Yield Fund               Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund       Oppenheimer Total Return Bond Fund
Oppenheimer International Growth Fund     Oppenheimer U.S. Government Trust
Oppenheimer  International  Small Company
Fund                                      Oppenheimer Value Fund
Oppenheimer International Value Fund      Limited-Term New York Municipal Fund
Oppenheimer   Limited   Term   California
Municipal Fund                            Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund
And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds.
Under certain circumstances described in this Statement of Additional
Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), if you purchase Class
A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the
Letter. Letters do not consider Class C shares you purchase or may have purchased.

      A Letter is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the
Fund (and other Oppenheimer funds) during a 13-month period (the "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the
Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The  Transfer  Agent  will not hold  shares in escrow for  purchases  of shares of the Fund and other Oppenheimer funds by  OppenheimerFunds  prototype
401(k) plans under a Letter.  If the intended  purchase  amount under a Letter entered into by an OppenheimerFunds  prototype 401(k) plan is not purchased by the plan by the end of the  Letter  period,  there  will be no  adjustment  of concessions paid to the  broker-dealer or financial  institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class
            A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to
November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of
Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund
shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the
Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to
Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to which Class B and
Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class
A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept a purchase order of $100,000 or more for Class B shares or a purchase order of $1 million or more to purchase
Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of
Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended.
In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the
Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses,
Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance
Fee" is assessed on each Fund account with a share balance valued under $500.
The Minimum Balance Fee is automatically deducted from each such Fund account on or about the second to last business day of September.

      Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:
o     A fund account whose shares were acquired after September 30th of the prior year;
o     A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all
      Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum
      Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC
      Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender,
      Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan
      programs; and
o     A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

      To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com or call
                                           ------------------------
1.888.470.0862 for instructions.

o     The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this
Statement of Additional Information mean "Eastern time." The Exchange's most recent annual announcement regarding holidays and days when the market may close early is available on the Exchange's website at www.nyse.com.

      Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      ?  Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a
               remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

o     Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the
"bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the
Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on
Nasdaq(R), as applicable, as determined by a pricing service approved by the
Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq(R)on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq(R)on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the
Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the
Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank")
for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian.
This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

      In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:
(1)   for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)   for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)   authorizes the Fund, its Transfer Agent and any bank through which the
           Fund's drafts (checks) are payable to pay all checks drawn on the
           Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)   specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and
           redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;
(5)   understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)   acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order. The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the
Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values
Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or
Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the
Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of the Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have
Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic
Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional
Class A share purchases while participating in an Automatic Withdrawal Plan.
Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional
Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing Plans.

      ?  Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares
(of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to
Exchange Shares" in the Prospectus and below in this Statement of Additional
Information.

      ?  Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the
Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the
Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the
Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current
Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the
Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A"
shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial America Fund, L.P.             Centennial Money Market Trust
   Centennial California Tax Exempt Trust    Centennial New York Tax Exempt
                                             Trust
   Centennial Government Trust               Centennial Tax Exempt Trust

   The following funds do not offer Class N shares:
   Limited Term New York Municipal Fund      Oppenheimer Money Market Fund, Inc.
   Oppenheimer AMT-Free Municipals           Oppenheimer New Jersey Municipal Fund
   Oppenheimer AMT-Free New York             Oppenheimer Principal Protected Main
   Municipals                                Street Fund II
   Oppenheimer California Municipal Fund     Oppenheimer Pennsylvania Municipal
                                             Fund
   Oppenheimer International Value Fund      Oppenheimer Rochester National
                                             Municipals
   Oppenheimer Limited Term California       Oppenheimer Senior Floating Rate Fund
   Municipal Fund
   Oppenheimer Limited Term Municipal        Rochester Fund Municipals
   Fund

   The following funds do not offer Class Y shares:
   Limited Term New York Municipal Fund      Oppenheimer International Small Company
                                             Fund
   Oppenheimer AMT-Free Municipals          Oppenheimer Limited Term Municipal Fund
   Oppenheimer AMT-Free New York Municipals Oppenheimer New Jersey Municipal Fund
   Oppenheimer Balanced Fund                Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer California Municipal Fund    Oppenheimer Principal Protected Main
                                            Street Fund
   Oppenheimer Capital Income Fund          Oppenheimer Principal Protected Main
                                            Street Fund II
   Oppenheimer Cash Reserves                Oppenheimer Principal Protected Main
                                            Street Fund III
   Oppenheimer Champion Income Fund         Oppenheimer Quest Capital Value Fund,
                                            Inc.
   Oppenheimer Convertible Securities Fund  Oppenheimer Quest International Value
                                            Fund, Inc.
   Oppenheimer Disciplined Allocation Fund  Oppenheimer Rochester National Municipals
   Oppenheimer Developing Markets Fund      Oppenheimer Senior Floating Rate Fund
   Oppenheimer Gold & Special Minerals Fund Oppenheimer Small Cap Value Fund
   Oppenheimer International Growth Fund    Oppenheimer Total Return Bond Fund

o     Oppenheimer  Money  Market  Fund,  Inc.  only offers Class A and Class Y shares.
o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market
      Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash
      Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital
      Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation
      Fund.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be
      exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
      Main Street Fund until after the expiration of the warranty period
      (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street Fund II may be
      exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
      Main Street Fund II until after the expiration of the warranty period
      (2/4/2011).
o     Shares of Oppenheimer Principal Protected Main Street Fund III may be
      exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
      Main Street Fund III until after the expiration of the warranty period
      (12/06/2011).

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged
Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior
Floating Rate Fund acquired in the exchange. The Class A shares of
Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating
Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     With respect to Class B shares (other than Limited-Term Government
Fund, Limited Term Municipal Fund, Limited Term New York Municipal Fund,
Oppenheimer Capital Preservation Fund and Oppenheimer Senior Floating Rate
Fund), the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Limited-Term Government Fund, Limited
Term Municipal Fund, Limited Term New York Municipal Fund, Oppenheimer
Capital Preservation Fund and Oppenheimer Senior Floating Rate Fund, the
Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 5 years of the initial purchase of the exchanged Class B shares.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans)
is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X|   Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds.
The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic
Withdrawal Plan will be switched to the new fund account unless you tell the
Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans
cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds
(funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund,
Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares.
Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.
The federal tax treatment of the Fund's distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

|X|   Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the
Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses)
that it distributes to shareholders.

      If the Fund qualifies as a "regulated investment company" under the
Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue
Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the
Fund's dividends would be taxable to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the
Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the
Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.
For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S.
government securities.

|X|   Excise Tax on Regulated Investment Companies. Under the Internal
Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the
Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

|X|   Taxation of Fund Distributions. The Fund intends to qualify under the
Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. To satisfy this qualification, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations as defined in Section 103(a) of the
Internal Revenue Code, as amended. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes.
To the extent the Fund fails to qualify to pay exempt-interest dividends in any given form, such dividends would be included in the gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:
(1)   certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S.
          government, its agencies and instrumentalities);
(2)   income from securities loans;
(3)   income or gains from options or futures,
(4)   any net short-term capital gain; and
(5)   any market discount amortization on tax-exempt bonds.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      In any  year in which  the  Fund  qualifies  as a  regulated  investment company  under the Internal  Revenue  Code,  the Fund will also be exempt from
California  corporate  income and franchise  taxes.  It will also be qualified under  California  law to pay exempt  interest  dividends  that will be exempt from  California  personal  income tax. That  exemption  applies to the extent that the Fund's  distributions  are  attributable  to interest  on  California
municipal   securities  and  qualifying   obligations  of  the  United  States
government,  if at  least  50% of the  Fund's  assets  are  invested  in  such obligations at the close of each quarter in its tax year.  Distributions  from the Fund  attributable to income from sources other than California  municipal securities  and U.S.  government  obligations  will  generally  be  subject to
California income tax as ordinary income.

      Distributions  by  the  Fund  from  investment   income  and  long-  and
short-term  capital gains will generally not be excludable from taxable income in determining  California corporate franchise tax or income tax for corporate
shareholders  of  the  Fund.  Additionally,   certain  distributions  paid  to
corporate  shareholders of the Fund may be includable in income subject to the
California alternative minimum tax.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If the net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification
                                            -------
number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). All income and any tax withheld by the
Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

|X|   Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal
Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

|X|   Foreign Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign  person (to  include,  but not  limited to, a  nonresident  alien individual,  a foreign trust, a foreign estate,  a foreign  corporation,  or a foreign partnership)  primarily depends on whether the foreign person's income from the Fund is  effectively  connected  with the conduct of a U.S.  trade or
business.   Typically,   ordinary   income   dividends   paid  (not  including
exempt-interest  dividends  paid  by the  Fund)  from a  mutual  fund  are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S.
tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in
March of each year.

      If the ordinary income dividends from the Fund are effectively
                                                     ---
connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the
Fund obtains a properly completed and signed Certificate of Foreign Status.
If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in
January of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.
Foreign shareholders are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S.
withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.
To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.
Dividends and/or distributions from shares of certain other Oppenheimer funds
(other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with
OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other
Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is
a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP serves as an
Independent Registered Public Accounting Firm for the Fund. They audit the
Fund's financial statements and perform other related audit services. They also act as an independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER CALIFORNIA MUNICIPAL FUND:
 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer California Municipal Fund, including the statement of investments, as of July 31, 2004, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with the standards of the Public
 Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer California Municipal Fund as of July 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
KPMG LLP

 Denver, Colorado
 August 20, 2004 except as to the note entitled "Subsequent Events-Litigation,"
 which is as of September 14, 2004

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  July 31, 2004
--------------------------------------------------------------------------------

PRINCIPAL                                                                                                               VALUE
   AMOUNT                                                                    COUPON               MATURITY         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS AND NOTES--104.9%
------------------------------------------------------------------------------------------------------------------------------

 CALIFORNIA--91.9%

$ 1,000,000     ABAG Finance Authority for NonProfit Corporations
                (Schools of Sacred Heart)                                      6.450%           06/01/2030       $   1,051,060
------------------------------------------------------------------------------------------------------------------------------
     90,000     ABAG Finance Authority for NonProfit Corporations COP          6.000            08/15/2020              94,727
------------------------------------------------------------------------------------------------------------------------------
    450,000     ABAG Finance Authority for NonProfit Corporations COP
                (American Baptist Homes of the West)                           5.750            10/01/2017             437,504
------------------------------------------------------------------------------------------------------------------------------
    250,000     ABAG Finance Authority for NonProfit Corporations COP
                (Lytton Gardens)                                               6.000            02/15/2019             267,005
------------------------------------------------------------------------------------------------------------------------------
    440,000     ABAG Finance Authority for NonProfit Corporations COP
                (O'Connor Woods)                                               6.200            11/01/2029             456,742
------------------------------------------------------------------------------------------------------------------------------
  4,300,000     ABAG Finance Authority for NonProfit Corporations COP
                (Redwood Senior Homes & Services)                              6.125            11/15/2032           4,315,781
------------------------------------------------------------------------------------------------------------------------------
     55,000     Adelanto Improvement Agency, Series B                          5.500            12/01/2023              56,099
------------------------------------------------------------------------------------------------------------------------------
  6,335,000     Agua Mansa Industrial Growth Association Special Tax           6.500            09/01/2033           6,369,399
------------------------------------------------------------------------------------------------------------------------------
  4,000,000     Anaheim Public Financing Authority RITES 1                    11.270 2          12/28/2018           5,069,040
------------------------------------------------------------------------------------------------------------------------------
     25,000     Azusa COP                                                      5.750            08/01/2020              25,791
------------------------------------------------------------------------------------------------------------------------------
  2,500,000     Azusa Special Tax Community Facilities District
                (Mountain Cove)                                                6.000            09/01/2032           2,537,400
------------------------------------------------------------------------------------------------------------------------------
     20,000     Baldwin Park Financing Authority (Community Center)            6.050            08/01/2019              20,467
------------------------------------------------------------------------------------------------------------------------------
  1,500,000     Beaumont Financing Authority, Series A                         5.750            09/01/2034           1,442,925
------------------------------------------------------------------------------------------------------------------------------
  5,000,000     Beaumont Financing Authority, Series B                         6.000            09/01/2034           4,782,200
------------------------------------------------------------------------------------------------------------------------------
  1,000,000     Buena Park Special Tax (Park Mall)                             6.100            09/01/2028           1,002,890
------------------------------------------------------------------------------------------------------------------------------
    700,000     Buena Park Special Tax (Park Mall)                             6.125            09/01/2033             700,791
------------------------------------------------------------------------------------------------------------------------------
  5,400,000     CA CDA (Berkeley Montessori School)                            7.250            10/01/2033           5,548,284
------------------------------------------------------------------------------------------------------------------------------
  2,000,000     CA CDA (East Valley Tourist)                                   9.250            10/01/2020           2,169,980
------------------------------------------------------------------------------------------------------------------------------
  7,600,000     CA CDA (East Valley Tourist)                                  11.000            10/01/2020           7,603,952
------------------------------------------------------------------------------------------------------------------------------
  5,000,000     CA CDA (John F. Kennedy University)                            6.750            10/01/2033           4,737,000
------------------------------------------------------------------------------------------------------------------------------
  6,000,000     CA CDA (Marin Montessori School)                               7.000            10/01/2033           6,060,000
------------------------------------------------------------------------------------------------------------------------------
  1,400,000     CA CDA (Napa Valley Hospice)                                   7.000            01/01/2034           1,419,040
------------------------------------------------------------------------------------------------------------------------------
  1,650,000     CA CDA (Notre Dame de Namur University)                        6.500            10/01/2023           1,606,671
------------------------------------------------------------------------------------------------------------------------------
  1,635,000     CA CDA (Notre Dame de Namur University)                        6.625            10/01/2033           1,583,825
------------------------------------------------------------------------------------------------------------------------------
  1,645,000     CA County Tobacco Securitization Agency (TASC)                 5.750            06/01/2027           1,436,546
------------------------------------------------------------------------------------------------------------------------------
  7,000,000     CA County Tobacco Securitization Agency (TASC)                 5.750            06/01/2029           5,943,000
------------------------------------------------------------------------------------------------------------------------------
  6,230,000     CA County Tobacco Securitization Agency (TASC)                 5.875            06/01/2027           5,407,515
------------------------------------------------------------------------------------------------------------------------------
  9,000,000     CA County Tobacco Securitization Agency (TASC)                 5.875            06/01/2035           7,174,260
------------------------------------------------------------------------------------------------------------------------------
    240,000     CA County Tobacco Securitization Agency (TASC)                 5.875            06/01/2043             188,868
------------------------------------------------------------------------------------------------------------------------------
  1,250,000     CA County Tobacco Securitization Agency (TASC)                 5.875            06/01/2043             983,688
------------------------------------------------------------------------------------------------------------------------------
 10,400,000     CA County Tobacco Securitization Agency (TASC)                 6.000            06/01/2035           8,442,200
------------------------------------------------------------------------------------------------------------------------------
 20,900,000     CA County Tobacco Securitization Agency (TASC)                 6.000            06/01/2042          16,786,880
------------------------------------------------------------------------------------------------------------------------------
 10,000,000     CA County Tobacco Securitization Agency (TASC)                 6.125            06/01/2038           8,226,900
------------------------------------------------------------------------------------------------------------------------------
     65,000     CA Department of Veterans Affairs Home Purchase                5.500            12/01/2019              67,714

17 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

PRINCIPAL                                                                                                               VALUE
   AMOUNT                                                                    COUPON               MATURITY         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 CALIFORNIA Continued
$   190,000     CA EFA (Carnegie Institution of Washington)                    5.600%           10/01/2023     $       194,307
------------------------------------------------------------------------------------------------------------------------------
     20,000     CA EFA (College and University Financing)                      6.250            06/01/2018              20,219
------------------------------------------------------------------------------------------------------------------------------
  1,000,000     CA EFA (Western University Health Sciences)                    6.000            10/01/2032           1,051,590
------------------------------------------------------------------------------------------------------------------------------
    100,000     CA GO                                                          5.150            10/01/2019             101,444
------------------------------------------------------------------------------------------------------------------------------
    125,000     CA GO                                                          5.500            04/01/2019             126,930
------------------------------------------------------------------------------------------------------------------------------
      5,000     CA GO                                                          5.500            03/01/2020               5,119
------------------------------------------------------------------------------------------------------------------------------
     25,000     CA GO                                                          5.500            03/01/2020              25,562
------------------------------------------------------------------------------------------------------------------------------
     50,000     CA GO                                                          5.500            10/01/2022              50,254
------------------------------------------------------------------------------------------------------------------------------
     35,000     CA GO                                                          5.750            11/01/2017              35,313
------------------------------------------------------------------------------------------------------------------------------
      5,000     CA GO                                                          6.000            05/01/2018               5,146
------------------------------------------------------------------------------------------------------------------------------
  1,070,000     CA Golden State Tobacco Securitization Corp.                   6.250            06/01/2033             970,383
------------------------------------------------------------------------------------------------------------------------------
 37,215,000     CA Golden State Tobacco Securitization Corp.                   6.625            06/01/2040          32,785,671
------------------------------------------------------------------------------------------------------------------------------
    830,000     CA Golden State Tobacco Securitization Corp.                   6.750            06/01/2039             749,058
------------------------------------------------------------------------------------------------------------------------------
  1,350,000     CA Golden State Tobacco Securitization Corp.                   7.800            06/01/2042           1,371,695
------------------------------------------------------------------------------------------------------------------------------
  2,000,000     CA Golden State Tobacco Securitization Corp.                   7.900            06/01/2042           2,044,880
------------------------------------------------------------------------------------------------------------------------------
  2,810,000     CA Golden State Tobacco Securitization Corp. (TASC)            7.875            06/01/2042           2,868,560
------------------------------------------------------------------------------------------------------------------------------
    150,000     CA Golden State Tobacco Securitization Corp. (TASC)            7.875            06/01/2042             153,126
------------------------------------------------------------------------------------------------------------------------------
  7,000,000     CA Golden State Tobacco Securitization Corp. RITES 1          12.690 2          06/01/2043           7,071,190
------------------------------------------------------------------------------------------------------------------------------
     10,000     CA Health Facilities Financing Authority
                (Sisters of Providence)                                        6.400            10/01/2005              10,074
------------------------------------------------------------------------------------------------------------------------------
    600,000     CA Health Facilities Financing Authority
                (Small Facilities Loan), Series B                              7.400            04/01/2014             631,692
------------------------------------------------------------------------------------------------------------------------------
     25,000     CA HFA (Multifamily), Series A                                 5.900            02/01/2028              25,597
------------------------------------------------------------------------------------------------------------------------------
  1,090,000     CA HFA (Single Family Mtg.), Series A-2                        6.450            08/01/2025           1,110,634
------------------------------------------------------------------------------------------------------------------------------
     30,000     CA HFA, Series A                                               5.600            08/01/2011              31,163
------------------------------------------------------------------------------------------------------------------------------
    140,000     CA HFA, Series B                                               5.650            08/01/2014             142,950
------------------------------------------------------------------------------------------------------------------------------
    645,000     CA HFA, Series B-1                                             5.600            08/01/2017             670,839
------------------------------------------------------------------------------------------------------------------------------
     20,000     CA HFA, Series F                                               6.100            08/01/2015              20,494
------------------------------------------------------------------------------------------------------------------------------
    975,000     CA Pollution Control Financing Authority
                (San Diego Gas & Electric Company)                             5.850            06/01/2021             985,735
------------------------------------------------------------------------------------------------------------------------------
    145,000     CA Pollution Control Financing Authority
                (San Diego Gas & Electric Company)                             5.850            06/01/2021             146,828
------------------------------------------------------------------------------------------------------------------------------
  4,660,000     CA Pollution Control Financing Authority
                (Southern California Edison Company)                           6.400            12/01/2024           4,695,696
------------------------------------------------------------------------------------------------------------------------------
    800,000     CA Pollution Control Financing Authority
                (Southern California Edison Company)                           6.400            12/01/2024             815,280
------------------------------------------------------------------------------------------------------------------------------
     10,000     CA Public Works (Department of Corrections)                    5.500            06/01/2019              10,227
------------------------------------------------------------------------------------------------------------------------------
     15,000     CA Public Works (State Universities)                           5.500            12/01/2018              15,331
------------------------------------------------------------------------------------------------------------------------------
     50,000     CA Public Works (State Universities)                           5.500            06/01/2019              50,636
------------------------------------------------------------------------------------------------------------------------------
     50,000     CA Public Works (State Universities)                           5.500            06/01/2021              50,623
------------------------------------------------------------------------------------------------------------------------------
    415,000     CA Public Works (State Universities)                           5.500            06/01/2021             420,171

18 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

PRINCIPAL                                                                                                               VALUE
   AMOUNT                                                                    COUPON               MATURITY         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 CALIFORNIA Continued
$   370,000     CA Public Works (State Universities)                           5.500%           06/01/2021     $       374,533
------------------------------------------------------------------------------------------------------------------------------
     25,000     CA Rural Home Mtg. Finance Authority
                (Single Family Mtg.), Series B                                 7.750            09/01/2026              25,265
------------------------------------------------------------------------------------------------------------------------------
    460,000     CA Rural Home Mtg. Finance Authority
                (Single Family Mtg.), Series D                                 6.700            05/01/2029             468,137
------------------------------------------------------------------------------------------------------------------------------
  2,870,000     CA Statewide CDA (Aspire Public Schools)                       7.250            08/01/2032           2,932,738
------------------------------------------------------------------------------------------------------------------------------
    265,000     CA Statewide CDA (CA Odd Fellow Hsg.)                          5.500            10/01/2023             266,542
------------------------------------------------------------------------------------------------------------------------------
    860,000     CA Statewide CDA (Citrus Gardens Apartments)                   6.500            07/01/2032             871,541
------------------------------------------------------------------------------------------------------------------------------
  1,435,000     CA Statewide CDA (Citrus Gardens Apartments)                   9.000            07/01/2032           1,434,641
------------------------------------------------------------------------------------------------------------------------------
  3,750,000     CA Statewide CDA (East Campus Apartments)                      5.625            08/01/2034           3,766,538
------------------------------------------------------------------------------------------------------------------------------
  5,000,000     CA Statewide CDA (Fairfield Apartments)                        7.250            01/01/2035           5,021,350
------------------------------------------------------------------------------------------------------------------------------
  1,485,000     CA Statewide CDA (Quail Ridge Apartments)                      6.500            07/01/2032           1,468,873
------------------------------------------------------------------------------------------------------------------------------
  2,120,000     CA Statewide CDA (Quail Ridge Apartments)                      9.000            07/01/2032           2,019,448
------------------------------------------------------------------------------------------------------------------------------
  4,000,000     CA Statewide CDA (Turning Point)                               6.500            11/01/2031           4,056,520
------------------------------------------------------------------------------------------------------------------------------
  7,800,000     CA Statewide CDA COP (Cedars-Sinai Medical Center)
                INFLOS 1                                                       9.097 2          11/01/2015           7,992,738
------------------------------------------------------------------------------------------------------------------------------
  7,000,000     CA Statewide CDA COP
                (Pride Industries/Pride Industries One Obligated Group)        7.250            11/01/2029           7,193,060
------------------------------------------------------------------------------------------------------------------------------
  2,000,000     CA Statewide CDA COP (Windward School)                         6.900            09/01/2023           2,025,940
------------------------------------------------------------------------------------------------------------------------------
  4,500,000     CA Statewide CDA COP INFLOS                                   10.003 2          10/01/2011           5,540,580
------------------------------------------------------------------------------------------------------------------------------
  5,000,000     CA Statewide Financing Authority Tobacco
                Settlement (TASC)                                              6.000            05/01/2037           4,044,700
------------------------------------------------------------------------------------------------------------------------------
 11,720,000     CA Statewide Financing Authority Tobacco
                Settlement (TASC)                                              6.000            05/01/2043           9,403,659
------------------------------------------------------------------------------------------------------------------------------
 30,000,000     CA Statewide Financing Authority Tobacco
                Settlement (TASC)                                              6.000            05/01/2043          24,070,800
------------------------------------------------------------------------------------------------------------------------------
  5,935,000     CA Valley Health System COP                                    6.875            05/15/2023           4,995,846
------------------------------------------------------------------------------------------------------------------------------
     75,000     CA Valley Health System, Series A                              6.500            05/15/2025              77,720
------------------------------------------------------------------------------------------------------------------------------
     10,000     CA Veterans GO, Series BH                                      5.500            12/01/2018              10,095
------------------------------------------------------------------------------------------------------------------------------
     75,000     CA Veterans GO, Series BP                                      5.500            12/01/2026              75,029
------------------------------------------------------------------------------------------------------------------------------
    150,000     CA Veterans GO, Series BR                                      5.250            12/01/2026             145,668
------------------------------------------------------------------------------------------------------------------------------
     25,000     CA Water Resource Devel. GO                                    5.500            04/01/2009              25,078
------------------------------------------------------------------------------------------------------------------------------
  1,000,000     Calaveras County Special Tax Community Facilities
                District No. 2 3                                               7.000            09/01/2026           1,058,070
------------------------------------------------------------------------------------------------------------------------------
  2,330,000     Campbell Redevel. Agency Tax Allocation                        6.600            10/01/2032           2,494,288
------------------------------------------------------------------------------------------------------------------------------
  6,000,000     Carson Redevel. Agency                                         6.000            01/01/2035           5,737,680
------------------------------------------------------------------------------------------------------------------------------
  1,200,000     Chino Community Facilities District Special Tax                6.000            09/01/2028           1,210,368
------------------------------------------------------------------------------------------------------------------------------
  1,340,000     Chino Community Facilities District Special Tax                6.000            09/01/2033           1,346,901
------------------------------------------------------------------------------------------------------------------------------
  7,000,000     Chula Vista Redevel. Agency (Bayfront)                         7.625            09/01/2024           7,537,530
------------------------------------------------------------------------------------------------------------------------------
  1,825,000     Coalinga Regional Medical Center COP                           5.750            09/01/2024           1,773,079
------------------------------------------------------------------------------------------------------------------------------
  3,040,000     Coalinga Regional Medical Center COP                           6.000            09/01/2034           2,956,157

19 |  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

PRINCIPAL                                                                                                               VALUE
   AMOUNT                                                                    COUPON               MATURITY         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 CALIFORNIA Continued
$ 2,435,000     Colton Community Facilities District Special Tax               7.500%          09/01/2020      $    2,573,576
------------------------------------------------------------------------------------------------------------------------------
    815,000     Commerce CDC Tax Allocation                                    5.750            08/01/2010             864,797
------------------------------------------------------------------------------------------------------------------------------
  2,800,000     Commerce CDC Tax Allocation                                    6.000            08/01/2021           2,848,888
------------------------------------------------------------------------------------------------------------------------------
  1,410,000     Commerce Joint Powers Finance Authority
                (Community Center), Series A                                   6.250            10/01/2022           1,463,933
------------------------------------------------------------------------------------------------------------------------------
  3,075,000     Contra Costa County Special Tax Community
                Facilities District                                            5.580            08/01/2016           3,139,022
------------------------------------------------------------------------------------------------------------------------------
    185,000     Corona (Single Family Mtg.), Series B                          6.300            11/01/2028             186,820
------------------------------------------------------------------------------------------------------------------------------
  1,500,000     Corona-Norco Unified School District Public
                Financing Authority                                            6.125            09/01/2034           1,522,335
------------------------------------------------------------------------------------------------------------------------------
    195,000     Cupertino Union School District GO                             5.600            08/01/2021             197,459
------------------------------------------------------------------------------------------------------------------------------
  3,345,000     Davis Public Facilities Finance Authority (Mace Ranch Area)    6.600            09/01/2025           3,489,705
------------------------------------------------------------------------------------------------------------------------------
  3,280,000     East Palo Alto Redevel. Agency Tax Allocation
                (University Circle-Gateway)                                    6.625            10/01/2029           3,470,601
------------------------------------------------------------------------------------------------------------------------------
  1,000,000     Elk Grove Special Tax (East Franklin Community)                6.000            08/01/2033             996,590
------------------------------------------------------------------------------------------------------------------------------
  1,625,000     Folsom Special Tax Community Facilities District No. 10        6.300            09/01/2012           1,724,304
------------------------------------------------------------------------------------------------------------------------------
  8,500,000     Folsom Special Tax Community Facilities District No. 10        6.875            09/01/2019           9,045,360
------------------------------------------------------------------------------------------------------------------------------
  3,000,000     Huntington Park Public Financing Authority, Series A           6.200            10/01/2025           3,087,540
------------------------------------------------------------------------------------------------------------------------------
  2,000,000     Indio Improvement Bond Act of 1915 Assessment
                District No. 2003-03                                           6.125            09/02/2029           1,914,800
------------------------------------------------------------------------------------------------------------------------------
  2,000,000     Indio Public Financing Authority                               6.100            09/02/2029           1,994,000
------------------------------------------------------------------------------------------------------------------------------
  4,250,000     Indio Redevel. Agency Tax, Series B                            6.500            08/15/2034           4,288,803
------------------------------------------------------------------------------------------------------------------------------
  1,500,000     Jurupa Community Facilities District Special Tax               5.875            09/01/2033           1,459,185
------------------------------------------------------------------------------------------------------------------------------
  6,500,000     La Verne COP (Bethren Hillcrest Homes)                         5.600            02/15/2033           6,525,480
------------------------------------------------------------------------------------------------------------------------------
  4,500,000     La Verne COP (Bethren Hillcrest Homes)                         6.625            02/15/2025           4,547,385
------------------------------------------------------------------------------------------------------------------------------
  5,000,000     Lathrop Special Tax Community Facilities District No. 03-2     7.000            09/01/2033           4,990,300
------------------------------------------------------------------------------------------------------------------------------
     25,000     Loma Linda Collateralized Loan (Redlands)                      7.375            06/01/2009              25,390
------------------------------------------------------------------------------------------------------------------------------
     10,000     Los Angeles County Public Works Financing Authority            5.250            12/01/2016              10,223
------------------------------------------------------------------------------------------------------------------------------
  2,375,000     Los Angeles Department of Water & Power RITES 1               15.282 2          07/01/2024           2,488,098
------------------------------------------------------------------------------------------------------------------------------
     75,000     Los Angeles Harbor Department, Series B                        5.375            11/01/2019              78,012
------------------------------------------------------------------------------------------------------------------------------
     25,000     Los Angeles Regional Airports Improvement Corp.
                (United Airlines) 1,4,5                                        8.800            11/15/2021              12,813
------------------------------------------------------------------------------------------------------------------------------
  2,500,000     Los Angeles USD ROLs 1                                        10.090 2          07/01/2015           3,196,700
------------------------------------------------------------------------------------------------------------------------------
  2,500,000     Los Angeles USD ROLs 1                                        10.090 2          07/01/2016           3,196,700
------------------------------------------------------------------------------------------------------------------------------
  1,500,000     Los Angeles USD ROLs 1                                        10.090 2          07/01/2017           1,918,020
------------------------------------------------------------------------------------------------------------------------------
     65,000     M-S-R Public Power Agency (San Juan)                           6.000            07/01/2022              66,778
------------------------------------------------------------------------------------------------------------------------------
     95,000     Madera County COP (Valley Children's Hospital)                 5.750            03/15/2028              98,618
------------------------------------------------------------------------------------------------------------------------------
  1,785,000     Murrieta Valley Unified School District Special Tax            6.000            09/01/2035           1,787,981
------------------------------------------------------------------------------------------------------------------------------
    750,000     Murrieta Valley Unified School District Special Tax            6.200            09/01/2035             755,070
------------------------------------------------------------------------------------------------------------------------------
  1,320,000     Norco Special Tax Community Facilities District No. 97-1       7.100            10/01/2030           1,408,414
------------------------------------------------------------------------------------------------------------------------------
  5,505,000     Northern CA Tobacco Securitization Authority (TASC)            5.375            06/01/2041           4,003,787

20 |  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

PRINCIPAL                                                                                                               VALUE
   AMOUNT                                                                    COUPON               MATURITY         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 CALIFORNIA Continued
$ 2,800,000     Novato, CA Special Tax Community Facilities
                District No. 1                                                 7.250%          08/01/2021     $     2,866,220
------------------------------------------------------------------------------------------------------------------------------
     30,000     Oakland GO                                                     6.000            06/15/2017              30,100
------------------------------------------------------------------------------------------------------------------------------
  1,000,000     Orange County Community Facilities District
                (Ladera Ranch), Series A                                       6.250            08/15/2030           1,025,910
------------------------------------------------------------------------------------------------------------------------------
  2,250,000     Orange County Community Facilities District
                (Ladera Ranch), Series A                                       6.700            08/15/2029           2,488,343
------------------------------------------------------------------------------------------------------------------------------
     50,000     Palmdale Multifamily Hsg., Series A                            7.375            09/01/2024              50,532
------------------------------------------------------------------------------------------------------------------------------
  2,085,000     Perris Community Facilities District Special Tax
                (Amber Oaks)                                                   6.000            09/01/2034           2,049,242
------------------------------------------------------------------------------------------------------------------------------
  2,500,000     Perris Community Facilities District Special Tax
                (Chaparral Ridge)                                              6.250            09/01/2033           2,484,900
------------------------------------------------------------------------------------------------------------------------------
  3,605,000     Perris Community Facilities District Special Tax, Series B     6.000            09/01/2034           3,543,174
------------------------------------------------------------------------------------------------------------------------------
  1,250,000     Perris Public Financing Authority, Series A                    6.250            09/01/2033           1,270,400
------------------------------------------------------------------------------------------------------------------------------
  3,500,000     Pittsburg Redevel. Agency
                (Los Medanos Community Devel.)                                 6.200            08/01/2019           3,689,070
------------------------------------------------------------------------------------------------------------------------------
    500,000     Pomona (Single Family Mtg.), Series B                          7.500            08/01/2023             652,120
------------------------------------------------------------------------------------------------------------------------------
  2,500,000     Port Oakland RITES 1                                           9.939 2          11/01/2015           2,953,125
------------------------------------------------------------------------------------------------------------------------------
  2,500,000     Port Oakland RITES 1                                          10.189 2          11/01/2017           2,971,525
------------------------------------------------------------------------------------------------------------------------------
  2,430,000     Port Oakland RITES 1                                          15.248 2          11/01/2022           2,530,748
------------------------------------------------------------------------------------------------------------------------------
  5,025,000     Port Oakland RITES 1                                          15.248 2          11/01/2032           4,630,136
------------------------------------------------------------------------------------------------------------------------------
  2,660,000     Port Oakland RITES 1                                          16.748 2          11/01/2025           2,872,960
------------------------------------------------------------------------------------------------------------------------------
  1,500,000     Redding Electric COP Linked SAVRS & RIBS                       5.684 6          06/28/2019           1,519,215
------------------------------------------------------------------------------------------------------------------------------
  3,000,000     Redding Electric COP RIBS                                     11.184 2          07/08/2022           4,057,200
------------------------------------------------------------------------------------------------------------------------------
     15,000     Rosemead Redevel. Agency                                       5.500            10/01/2018              15,133
------------------------------------------------------------------------------------------------------------------------------
  1,500,000     Roseville Woodcreek West Community Facility                    6.500            09/01/2015           1,590,120
------------------------------------------------------------------------------------------------------------------------------
  1,000,000     Roseville Woodcreek West Community Facility                    6.700            09/01/2025           1,045,540
------------------------------------------------------------------------------------------------------------------------------
     10,000     Sacramento County Airport System, Series A                     5.900            07/01/2024              10,726
------------------------------------------------------------------------------------------------------------------------------
     35,000     Sacramento County Airport System, Series B                     5.750            07/01/2024              35,235
------------------------------------------------------------------------------------------------------------------------------
    125,000     San Bernardino County COP (Medical Center Financing)           5.500            08/01/2024             127,794
------------------------------------------------------------------------------------------------------------------------------
    150,000     San Bernardino Joint Powers Financing Authority
                (Department of Transportation)                                 5.500            12/01/2020             158,657
------------------------------------------------------------------------------------------------------------------------------
  3,750,000     San Diego County COP
                (Developmental Service Foundation)                             5.500            09/01/2027           3,623,813
------------------------------------------------------------------------------------------------------------------------------
    315,000     San Diego Industrial Devel.
                (San Diego Gas & Electric Company)                             5.900            06/01/2018             319,035
------------------------------------------------------------------------------------------------------------------------------
     50,000     San Diego Industrial Devel.
                (San Diego Gas & Electric Company)                             5.900            06/01/2018              50,421
------------------------------------------------------------------------------------------------------------------------------
     40,000     San Diego Industrial Devel.
                (San Diego Gas & Electric Company)                             5.900            09/01/2018              40,772
------------------------------------------------------------------------------------------------------------------------------
     25,000     San Diego Industrial Devel.
                (San Diego Gas & Electric Company)                             5.900            09/01/2018              25,570

21 |  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

PRINCIPAL                                                                                                               VALUE
   AMOUNT                                                                    COUPON               MATURITY         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
 CALIFORNIA Continued
$    30,000     San Diego Sewer, Series A                                      5.250%           05/15/2020     $        30,362
------------------------------------------------------------------------------------------------------------------------------
  1,880,000     San Diego Unified School District GO RITES 1                  15.351 2          07/01/2027           1,921,210
------------------------------------------------------------------------------------------------------------------------------
  2,445,000     San Diego Unified School District GO RITES 1                  16.355 2          07/01/2023           3,006,274
------------------------------------------------------------------------------------------------------------------------------
     15,000     San Francisco City & County Airports Commission                5.500            05/01/2026              15,373
------------------------------------------------------------------------------------------------------------------------------
     25,000     San Francisco City & County Airports Commission                5.500            05/01/2026              25,622
------------------------------------------------------------------------------------------------------------------------------
     50,000     San Francisco City & County Airports Commission                5.625            05/01/2021              52,631
------------------------------------------------------------------------------------------------------------------------------
    125,000     San Francisco City & County Airports Commission                5.750            05/01/2020             129,123
------------------------------------------------------------------------------------------------------------------------------
     25,000     San Gabriel Valley Schools Financing Authority
                (Pomona Unified School District)                               5.850            02/01/2020              25,622
------------------------------------------------------------------------------------------------------------------------------
  6,490,000     San Jacinto Financing Authority, Tranche A                     0.000 7          09/01/2033           5,927,382
------------------------------------------------------------------------------------------------------------------------------
  6,345,000     San Jacinto Financing Authority, Tranche B                     0.000 7          09/01/2033           5,794,952
------------------------------------------------------------------------------------------------------------------------------
  6,530,000     San Jacinto Financing Authority, Tranche C                     0.000 7          09/01/2033           5,614,494
------------------------------------------------------------------------------------------------------------------------------
     25,000     San Jose Finance Authority, Series B                           5.625            11/15/2018              25,244
------------------------------------------------------------------------------------------------------------------------------
     45,000     San Jose Redevel. Agency                                       5.750            08/01/2024              46,023
------------------------------------------------------------------------------------------------------------------------------
  1,000,000     Santa Ana Financing Authority (Mainplace)                      5.600            09/01/2019           1,052,670
------------------------------------------------------------------------------------------------------------------------------
     50,000     Santa Cruz Sewer (Secondary Wastewater Treatment)              5.700            11/01/2023              50,420
------------------------------------------------------------------------------------------------------------------------------
  3,990,000     Santaluz Special Tax Community Facilities District No. 2       6.375            09/01/2030           4,035,247
------------------------------------------------------------------------------------------------------------------------------
     25,000     Sonoma County Community Redevel. Agency (Roseland)             7.900            08/01/2013              25,697
------------------------------------------------------------------------------------------------------------------------------
    185,000     Southern CA Public Power Authority                             5.500            07/01/2020             185,599
------------------------------------------------------------------------------------------------------------------------------
     30,000     Southern CA Public Power Authority                             6.000            07/01/2018              30,629
------------------------------------------------------------------------------------------------------------------------------
    150,000     Southern CA Public Power Authority RIBS                        9.840 2          07/01/2012             151,065
------------------------------------------------------------------------------------------------------------------------------
  1,000,000     Southern CA Tobacco Securitization Authority (TASC)            5.500            06/01/2036             804,790
------------------------------------------------------------------------------------------------------------------------------
  3,000,000     Southern CA Tobacco Securitization Authority (TASC)            6.000            06/01/2043           2,332,530
------------------------------------------------------------------------------------------------------------------------------
  3,750,000     Stockton Community Facilities District (Brookside Estates)     6.200            08/01/2015           3,902,175
------------------------------------------------------------------------------------------------------------------------------
    135,000     Stockton Public Finance Authority, Series A                    5.875            09/02/2016             141,573
------------------------------------------------------------------------------------------------------------------------------
  2,250,000     Tejon Ranch Public Facilities Finance Authority
                Special Tax (Community Facilities District No. 1)              7.200            09/01/2030           2,318,580
------------------------------------------------------------------------------------------------------------------------------
  2,650,000     Upland Community Facilities District Special Tax
                (San Antonio)                                                  6.100            09/01/2034           2,645,124
------------------------------------------------------------------------------------------------------------------------------
  4,000,000     Western Hills Water District Special Tax
                (Diablo Grande Community Facilities)                           6.125            09/01/2031           3,934,840
                                                                                                               ---------------
                                                                                                                   458,232,147

------------------------------------------------------------------------------------------------------------------------------
 U.S. POSSESSIONS--13.0%
  2,245,000     Puerto Rico HBFA                                               6.250            04/01/2029           2,305,929
------------------------------------------------------------------------------------------------------------------------------
  5,510,000     Puerto Rico ITEMECF (Congeneration Facilities)                 6.625            06/01/2026           5,725,827
------------------------------------------------------------------------------------------------------------------------------
  2,760,000     Puerto Rico ITEMECF (Mennonite General Hospital)               6.500            07/01/2012           2,691,662
------------------------------------------------------------------------------------------------------------------------------
 21,195,000     Puerto Rico Port Authority (American Airlines), Series A       6.250            06/01/2026          14,258,300
------------------------------------------------------------------------------------------------------------------------------
  1,205,000     Puerto Rico Port Authority (American Airlines), Series A       6.300            06/01/2023             810,712
------------------------------------------------------------------------------------------------------------------------------
 27,000,000     V.I.  Public Finance Authority (Hovensa Coker)                 6.500            07/01/2021          28,789,290

22 |  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

PRINCIPAL                                                                                                               VALUE
   AMOUNT                                                                    COUPON               MATURITY         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------

 U.S. POSSESSIONS Continued
 $4,515,000     V.I. Public Finance Authority, Series A                        6.375%           10/01/2019     $     5,054,949
------------------------------------------------------------------------------------------------------------------------------
  5,150,000     V.I. Public Finance Authority, Series E                        6.000            10/01/2022           5,216,886
                                                                                                               ---------------
                                                                                                                    64,853,555

------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $530,960,169)--104.9%                                                           523,085,702
------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS--(4.9)                                                                      (24,502,459)
                                                                                                               ---------------
 NET ASSETS--100.0%                                                                                            $   498,583,243
                                                                                                               ===============

FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Illiquid security. See Note 5 of Notes to Financial Statements.
2. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of Notes to
Financial Statements.
3. When-issued security to be delivered and settled after July 31, 2004. See Note 1 of Notes to Financial Statements.
4. Issue is in default. See Note 1 of Notes to Financial Statements.
5. Non-income-accruing security.
6. Represents the current interest rate for a variable or increasing rate security.
7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE
TABLE BELOW:

ABAG     Association of Bay Area Governments
CDA      Communities Development Authority
CDC      Community Development Corp.
COP      Certificates of Participation
EFA      Educational Facilities Authority
GO       General Obligation
HBFA     Housing Bank and Finance Agency
HFA      Housing Finance Agency/Authority
INFLOS   Inverse Floating Rate Securities
ITEMECF  Industrial, Tourist, Educational, Medical and Environmental Community
         Facilities
M-S-R    Modesto Irrigation District of the City of Santa Clara and the City of
         Redding
RIBS     Residual Interest Bonds
RITES    Residual Interest Tax Exempt Security
ROLs     Residual Option Longs
SARVS    Select Auction Rate Variable Securities
TASC     Tobacco Settlement Asset-Backed Bonds
USD      Unified School District
V.I.     United States Virgin Islands

23 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 INDUSTRY CONCENTRATIONS  July 31, 2004 / Unaudited

 DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL
 INVESTMENTS AT VALUE, IS AS FOLLOWS:

 INDUSTRY                                          MARKET VALUE       PERCENT
--------------------------------------------------------------------------------
 Tobacco                                            $140,004,628       26.8%
 Special Tax                                         117,873,032       22.5
 Special Assessment                                   36,513,147        7.0
 Pollution Control                                    35,286,001        6.7
 Hospital/Health Care                                 23,136,152        4.4
 Education                                            21,674,542        4.1
 Marine/Aviation Facilities                           16,305,216        3.1
 Adult Living Facilities                              15,836,245        3.0
 Airlines                                             15,081,825        2.9
 Municipal Leases                                     15,067,897        2.9
 General Obligation                                   14,036,928        2.7
 Higher Education                                     13,036,395        2.5
 Electric Utilities                                   11,812,304        2.3
 Multifamily Housing                                  10,917,372        2.1
 Sales Tax Revenue                                    10,271,835        2.0
 Hotels, Restaurants & Leisure                         9,773,932        1.9
 Not-for-Profit Organization                           7,649,802        1.5
 Single Family Housing                                 5,682,065        1.0
 Water Utilities                                       2,513,176        0.5
 Gas Utilities                                           506,635        0.1
 Sewer Utilities                                         106,573         --
                                                    ------------------------
 Total                                              $523,085,702      100.0%
                                                    ========================

24 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 SUMMARY OF RATINGS  July 31, 2004 / Unaudited

 DISTRIBUTION OF INVESTMENTS BY RATING CATEGORY, AS A PERCENTAGE OF TOTAL
 INVESTMENTS AT VALUE, IS AS FOLLOWS:

 RATING                                                                PERCENT
--------------------------------------------------------------------------------
 AAA                                                                     10.4%
 AA                                                                       0.6
 A                                                                        5.3
 BBB                                                                     61.0
 BB                                                                       1.0
 CCC                                                                      2.9
 Not Rated                                                               18.8
                                                                        ------
 Total                                                                  100.0%
                                                                        ======

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated"
category.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

25 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  July 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ASSETS

 Investments, at value (cost $530,960,169)--see accompanying statement of investments    $  523,085,702
--------------------------------------------------------------------------------------------------------
 Cash                                                                                           758,826
--------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest                                                                                     8,985,767
 Investments sold                                                                             3,169,455
 Shares of beneficial interest sold                                                             653,769
 Other                                                                                           14,502
                                                                                         ---------------
 Total assets                                                                               536,668,021

--------------------------------------------------------------------------------------------------------
 LIABILITIES

 Payables and other liabilities:
 Notes payable to bank (interest rate 2.1200% at July 31, 2004)                              30,400,000
 Investments purchased (including $1,086,861 purchased on a when-issued
 basis or forward commitment)                                                                 6,118,076
 Shares of beneficial interest redeemed                                                         904,524
 Dividends                                                                                      343,285
 Trustees' compensation                                                                         110,023
 Distribution and service plan fees                                                             101,877
 Shareholder communications                                                                      35,523
 Transfer and shareholder servicing agent fees                                                   19,254
 Other                                                                                           52,216
                                                                                         ---------------
 Total liabilities                                                                           38,084,778

--------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                              $  498,583,243
                                                                                         ===============

--------------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS

 Par value of shares of beneficial interest                                              $       48,373
--------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                                 505,870,271
--------------------------------------------------------------------------------------------------------
 Accumulated net investment income                                                            5,214,626
--------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments                                                (4,675,560)
--------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments                                                  (7,874,467)
                                                                                         ---------------
 NET ASSETS                                                                              $  498,583,243
                                                                                         ===============

26 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $401,490,771 and 38,951,941 shares of beneficial interest outstanding)              $10.31
 Maximum offering price per share (net asset value plus sales charge of 4.75% of
 offering price)                                                                     $10.82
--------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $65,990,951
 and 6,398,360 shares of beneficial interest outstanding)                            $10.31
--------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $31,101,521
 and 3,022,661 shares of beneficial interest outstanding)                            $10.29

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

27 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  For the Year Ended July 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 INVESTMENT INCOME

 Interest                                                              $ 38,662,841

------------------------------------------------------------------------------------
 EXPENSES

 Management fees                                                          2,821,557
------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                    962,846
 Class B                                                                    845,683
 Class C                                                                    303,876
------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                    175,055
 Class B                                                                     42,253
 Class C                                                                     17,542
------------------------------------------------------------------------------------
 Shareholder communications:
 Class A                                                                      4,732
 Class B                                                                        563
 Class C                                                                      1,322
------------------------------------------------------------------------------------
 Interest expense                                                           750,687
------------------------------------------------------------------------------------
 Custodian fees and expenses                                                 34,813
------------------------------------------------------------------------------------
 Trustees' compensation                                                      26,782
------------------------------------------------------------------------------------
 Other                                                                       77,313
                                                                       -------------
 Total expenses                                                           6,065,024
 Less reduction to custodian expenses                                        (1,316)
 Less payments and waivers of expenses                                     (132,440)
                                                                       -------------
 Net expenses                                                             5,931,268

------------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                   32,731,573

------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN

 Net realized gain on investments                                         2,593,176
------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on investments      9,407,322

------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 44,732,071
                                                                       =============

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

28 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
 YEAR ENDED JULY 31,                                                           2004             2003
-----------------------------------------------------------------------------------------------------

 OPERATIONS

 Net investment income                                                 $ 32,731,573     $ 31,551,526
-----------------------------------------------------------------------------------------------------
 Net realized gain                                                        2,593,176       24,391,797
-----------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                     9,407,322      (60,092,630)
                                                                       ------------------------------
 Net increase (decrease) in net assets resulting from operations         44,732,071       (4,149,307)

-----------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A                                                                (23,080,655)     (22,799,725)
 Class B                                                                 (4,213,716)      (5,652,080)
 Class C                                                                 (1,515,899)      (1,298,059)

-----------------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS

 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                                  4,558,937          686,685
 Class B                                                                (38,472,624)     (20,852,100)
 Class C                                                                  2,456,965        4,701,867

-----------------------------------------------------------------------------------------------------
 NET ASSETS

 Total decrease                                                         (15,534,921)     (49,362,719)
-----------------------------------------------------------------------------------------------------
 Beginning of period                                                    514,118,164      563,480,883
                                                                       ------------------------------
 End of period (including accumulated net investment income of
 $5,214,626 and $1,293,323, respectively)                              $498,583,243     $514,118,164
                                                                       ==============================

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

29 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS  For the Year Ended July 31, 2004
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES

 Net increase in net assets from operations                              $   44,732,071
----------------------------------------------------------------------------------------
 Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
 Purchase of investment securities                                         (224,958,114)
 Proceeds from disposition of investment securities                         260,765,105
 Decrease in interest receivable                                                485,029
 Decrease in receivable for securities sold                                   6,889,765
 Increase in other assets                                                       (10,829)
 Increase in payable for securities purchased                                 2,278,733
 Decrease in accrued expenses                                                   (16,777)
 Premium amortization                                                           684,383
 Discount amortization                                                       (1,196,515)
 Realized gain on securities                                                 (2,593,176)
 Unrealized appreciation on securities                                       (9,407,322)
                                                                         ---------------
 Net cash provided by operating activities                                   77,652,353

----------------------------------------------------------------------------------------
 CASH FLOWS FROM FINANCING ACTIVITIES

 Proceeds from issuance of debt                                             216,100,000
 Payment on outstanding debt                                               (232,500,000)
 Proceeds from shares sold                                                   97,796,458
 Payment on shares redeemed                                                (147,126,683)
 Cash distributions paid                                                    (11,591,894)
                                                                         ---------------
 Net cash used by financing activities                                      (77,322,119)
----------------------------------------------------------------------------------------
 Net increase in cash                                                           330,234
----------------------------------------------------------------------------------------
 Cash, beginning balance                                                        428,592
                                                                         ---------------
 Cash, ending balance                                                    $      758,826
                                                                         ===============

 Supplemental disclosure of cash flow information:
 Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $17,514,151.
 Cash paid for interest on bank borrowings--$743,459.

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

30 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A   YEAR ENDED JULY 31,                            2004          2003        2002        2001         2000
-------------------------------------------------------------------------------------------------------------------

 PER SHARE OPERATING DATA
 Net asset value, beginning of period                  $ 9.97        $10.60      $10.49     $ 10.11      $ 10.57
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .68           .63         .53         .53          .53
 Net realized and unrealized gain (loss)                  .27          (.66)        .10         .38         (.46)
                                                       ------------------------------------------------------------
 Total from investment operations                         .95          (.03)        .63         .91          .07
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income                    (.61)         (.60)       (.52)       (.53)        (.53)
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $10.31        $ 9.97     $ 10.60     $ 10.49      $ 10.11
                                                       ============================================================

-------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 1                      9.54%        (0.57)%      6.20%       9.17%        0.86%

-------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)            $401,491      $385,141    $409,689    $387,388     $270,494
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $400,452      $410,237    $398,651    $344,808     $283,025
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                   6.52%         5.88%       5.09%       5.08%        5.34%
 Total expenses                                          1.00%         0.96%       0.86% 3     0.88%        0.91% 3
 Expenses after payments and waivers and
 reduction to custodian expenses                         0.97%          N/A 4       N/A        0.87% 3       N/A
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   26%           63%         27%         20%          48%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Excludes interest expense.
4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

31 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------
CLASS B   YEAR ENDED JULY 31,                            2004          2003        2002        2001         2000
-------------------------------------------------------------------------------------------------------------------

 PER SHARE OPERATING DATA
 Net asset value, beginning of period                  $ 9.97        $10.61      $10.50      $10.11       $10.57
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .64           .55         .45         .45          .45
 Net realized and unrealized gain (loss)                  .22          (.68)        .10         .39         (.45)
                                                       -------------------------------------------------------------
 Total from investment operations                         .86          (.13)        .55         .84           --
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income                    (.52)         (.51)       (.44)       (.45)        (.46)
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $10.31         $9.97      $10.61      $10.50       $10.11
                                                       ============================================================

-------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 1                      8.70%        (1.42)%      5.39%       8.46%        0.10%

-------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)             $65,991      $101,079    $128,857    $137,307     $105,393
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $84,482      $118,611    $132,685    $126,060     $113,936
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                   5.76%         5.09%       4.32%       4.33%        4.57%
 Total expenses                                          1.77%         1.73%       1.62% 3     1.63%        1.67% 3
 Expenses after payments and waivers and
 reduction to custodian expenses                         1.74%          N/A 4       N/A        1.62% 3       N/A
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   26%           63%         27%         20%          48%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Excludes interest expense.
4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

32 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

CLASS C   YEAR ENDED JULY 31,                            2004          2003        2002        2001         2000
-------------------------------------------------------------------------------------------------------------------

 PER SHARE OPERATING DATA
 Net asset value, beginning of period                  $ 9.95        $10.58      $10.48      $10.09       $10.55
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .60           .54         .46         .45          .45
 Net realized and unrealized gain (loss)                  .26          (.66)        .08         .39         (.45)
                                                       -------------------------------------------------------------
 Total from investment operations                         .86          (.12)        .54         .84           --
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income                    (.52)         (.51)       (.44)       (.45)        (.46)
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $10.29         $9.95      $10.58      $10.48       $10.09
                                                       ============================================================

-------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 1                      8.71%        (1.33)%      5.31%       8.48%        0.10%

-------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)             $31,102       $27,898     $24,936     $18,105      $12,659
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $30,371       $27,011     $21,775     $14,489      $14,424
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                   5.74%         5.12%       4.33%       4.32%        4.58%
 Total expenses                                          1.78%         1.73%       1.62% 3     1.63%        1.67% 3
 Expenses after payments and waivers and
 reduction to custodian expenses                         1.75%          N/A 4       N/A        1.62% 3       N/A
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   26%           63%         27%         20%          48%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Excludes interest expense.
4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

33 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer California Municipal Fund (the Fund) is registered under the
 Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans.
 Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
 Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on
 NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

34 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
 As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The
 Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $61,567,309 as of July 31, 2004. Including the effect of leverage, inverse floaters represent 17.15% of the Fund's total assets as of July 31, 2004.
--------------------------------------------------------------------------------
 SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date.
 Normally the settlement date occurs within six months after the trade date;
 however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of July 31, 2004, the Fund had purchased $1,086,861 of securities on a when-issued basis or forward commitment.
--------------------------------------------------------------------------------
 SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2004, securities with an aggregate market value of $12,813, representing less than 0.01% of the Fund's net assets, were in default.
    There are certain risks arising from geographic concentration in any state.
 Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

35 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
 Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  DEPRECIATION
                                                              BASED ON COST OF
                                                                SECURITIES AND
         UNDISTRIBUTED   UNDISTRIBUTED         ACCUMULATED   OTHER INVESTMENTS
         NET INVESTMENT      LONG-TERM                LOSS  FOR FEDERAL INCOME
         INCOME                   GAIN  CARRYFORWARD 1,2,3        TAX PURPOSES
         ---------------------------------------------------------------------
         $5,666,055                $--          $4,675,560          $7,874,467

 1. As of July 31, 2004, the Fund had $4,675,560 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2004, details of the capital loss carryforward were as follows:

                              EXPIRING
                              ----------------------
                              2009        $4,675,560

 2. During the fiscal year ended July 31, 2004, the Fund utilized $2,486,648 of capital loss carryforward to offset capital gains realized in that fiscal year.
 3. During the fiscal year ended July 31, 2003, the Fund utilized $23,695,023 of capital loss carryforward to offset capital gains realized in that fiscal year.

 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

 The tax character of distributions paid during the years ended July 31, 2004 and July 31, 2003 was as follows:

                                             YEAR ENDED      YEAR ENDED
                                          JULY 31, 2004   JULY 31, 2003
             ----------------------------------------------------------
             Distributions paid from:
             Exempt-interest dividends      $28,810,270     $29,749,864

 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2004 are noted below. The primary difference between book

36 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

 and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities         $530,960,169
                                                        ============
                 Gross unrealized appreciation          $ 15,812,005
                 Gross unrealized depreciation           (23,686,472)
                                                        ------------
                 Net unrealized depreciation            $ (7,874,467)
                                                        ============

--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
 July 31, 2004, the Fund's projected benefit obligations were increased by
 $11,545 and payments of $7,869 were made to retired trustees, resulting in an accumulated liability of $96,230 as of July 31, 2004.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the
 Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the
 Trustee. The Fund purchases shares of the funds selected for deferral by the
 Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and
 Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 INVESTMENT  INCOME.  Interest income,  which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 EXPENSE  OFFSET  ARRANGEMENT.  The reduction of custodian  fees, if applicable, represents earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 SECURITY  TRANSACTIONS.  Security  transactions are recorded on the trade date.
 Realized  gains and losses on  securities  sold are  determined on the basis of identified cost.
--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with U.S.
 generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

37 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                               YEAR ENDED JULY 31, 2004      YEAR ENDED JULY 31, 2003
                                  SHARES         AMOUNT        SHARES          AMOUNT
---------------------------------------------------------------------------------------

 CLASS A
 Sold                          7,744,923   $ 80,841,517     8,766,917   $  91,812,775
 Dividends and/or
 distributions reinvested      1,331,353     13,858,499     1,319,683      13,774,616
 Redeemed                     (8,763,844)   (90,141,079)  (10,095,373)   (104,900,706)
                             ----------------------------------------------------------
 Net increase (decrease)         312,432   $  4,558,937        (8,773)  $     686,685
                             ==========================================================

---------------------------------------------------------------------------------------
 CLASS B
 Sold                            600,000   $  6,274,104     1,596,238   $  16,769,161
 Dividends and/or
 distributions reinvested        260,942      2,715,157       351,551       3,673,171
 Redeemed                     (4,597,223)   (47,461,885)   (3,961,809)    (41,294,432)
                             ----------------------------------------------------------
 Net decrease                 (3,736,281)  $(38,472,624)   (2,014,020)  $ (20,852,100)
                             ==========================================================

---------------------------------------------------------------------------------------
 CLASS C
 Sold                          1,017,725   $ 10,643,445     1,603,845   $  16,628,381
 Dividends and/or
 distributions reinvested         90,433        940,495        88,937         926,483
 Redeemed                       (888,932)    (9,126,975)   (1,245,225)    (12,852,997)
                             ----------------------------------------------------------
 Net increase                    219,226   $  2,456,965       447,557   $   4,701,867
                             ==========================================================

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2004, were
 $135,881,623 and $168,544,195, respectively.
--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.60% of the first $200 million of average annual net assets,
 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets over $1 billion.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS a per account fee. For the year ended July 31, 2004, the Fund paid $236,150 to OFS for services to the Fund.

38 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's
 Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
 acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.
--------------------------------------------------------------------------------
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class
 A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25 % of the average annual net assets of
 Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has
 adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the
 Distributor an annual asset-based sales charge of 0.75% per year on Class B and
 Class C shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at July 31, 2004 for Class B and Class C shares were $2,233,804 and
 $645,929, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.
--------------------------------------------------------------------------------
 SALES CHARGES. Front-end sales charges and contingent deferred sales charges
 (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
 Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                       CLASS A        CLASS B        CLASS C
                        CLASS A     CONTINGENT     CONTINGENT     CONTINGENT
                      FRONT-END       DEFERRED       DEFERRED       DEFERRED
                  SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
                    RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
 YEAR ENDED         DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
-------------------------------------------------------------------------------
 July 31, 2004          $167,669       $12,704       $311,082        $12,774

39 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
 PAYMENTS AND WAIVERS OF EXPENSES. The Manager has voluntarily undertaken to limit its management fees to a maximum annual rate of 0.55% of average annual net assets for each class of shares. During the year ended July 31, 2004, the
 Manager waived $130,244 of its management fees. This voluntary undertaking is expected to remain in effect indefinitely, however, may be amended or withdrawn by the Manager at any time.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended July 31, 2004, OFS waived $1,896, $180 and $120 for Class A,
 Class B and Class C shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 5. ILLIQUID SECURITIES
 As of July 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
 Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July 31, 2004 was
 $51,831,277, which represents 10.40% of the Fund's net assets.

--------------------------------------------------------------------------------
 6. BANK BORROWINGS
 The Fund may borrow up to 33 1/3% of its total assets from a bank to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in a committed, unsecured line of credit with a bank, which permits borrowings up to $540 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.75%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
    The Fund had borrowings outstanding of $30,400,000 at July 31, 2004 at an interest rate of 2.12%. For the year ended July 31, 2004, the average monthly loan balance was $41,079,178 at an average daily interest rate of 1.777%. The
 Fund had gross borrowings and gross loan repayments of $216,100,000 and
 $232,500,000, respectively, during the year ended July 31, 2004. The maximum amount of borrowings outstanding at any month-end was $67,300,000. The Fund paid commitment fees of $4,398 and interest of $743,459 during the year ended
 July 31, 2004.

40 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
7. SUBSEQUENT EVENTS - LITIGATION

Three complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine directors/trustees of certain of the Funds (collectively, the "Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the
Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment
Company Act of 1940 and at common law.

OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the
Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However,
OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

                                  Appendix A

                      MUNICIPAL BOND RATINGS DEFINITIONS
                      ----------------------------------

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below for municipal securities.
Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")
Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and
administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MIG/VMIG RATINGS: U.S. SHORT-TERM RATINGS
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The
McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated `AAA' has the highest rating assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated `BB' are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated `B' are more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated `CC' are currently highly vulnerable to nonpayment.

C: The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' are in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+)
or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and
interest-only and principal-only mortgage securities. The absence of an `r'
symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the
Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o     Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will
      be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely
      it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency"
ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.
Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and
"D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D"
have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                     B-1
                                  Appendix B

                   Municipal Bond Industry Classifications

Adult Living Facilities
Airlines
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Hotels, Restaurants & Leisure
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Paper, Containers & Packaging
Parking Fee Revenue
Pollution Control
Resource Recovery
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Telephone Utilities
Tobacco
Water Utilities

                                  Appendix C
                                  ----------

        OppenheimerFunds Special Sales Charge Arrangements and Waivers
        --------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class
A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3 That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to
Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans4
         4) Group Retirement Plans5
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National
Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the
Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent
Deferred Sales Charge."6 This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified
            Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
            Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b)
            are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement
            Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable
            Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II.         Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
         relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the
         Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing
         specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|   Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for
         Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for
         Value Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by
         December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
         (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
4)    Hardship withdrawals, as defined in the plan.7
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.8
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

III.    Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
                                         Funds
---------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security
         Administration.
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
|_|   Distributions9 from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.10
         5) To make distributions required under a Qualified Domestic
            Relations Order or, in the case of an IRA, a divorce or
            separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.11
         9) On account of the participant's separation from service.12
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the
            aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
         Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.   Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
           Funds Who Were Shareholders of Former Quest for Value Funds
-------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class
A, Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value
Funds. To be eligible, those persons must have been shareholders on November
24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value
   Fund
   Oppenheimer Quest Balanced Fund              Oppenheimer Quest
   International Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on
November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value
   National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California
   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds,
         or
|_|   purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities.
The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain Shareholders. Class A
shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former
            Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or After March 6, 1995
but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or
            Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.

V.         Special Sales Charge Arrangements for Shareholders of Certain
          Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                            Investment Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix)
of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account         Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain shareholders of a
Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A
CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of
            Accumulation, who still hold those shares in that Fund or other
            Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|  Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
            Former Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former
            Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual
            Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut
Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut
Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
      403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI.   Special Reduced Sales Charge for Former Shareholders of Advance America
                                    Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII.     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                            Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of
         Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the
         Fund in specific investment products made available to their clients, and
|_|   dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.
--------
1 In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
2 Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
3 In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to
"redemptions" mean "repurchases" of shares.
4 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
5 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement
Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
6 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement
Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
7 This provision does not apply to IRAs.
8 This provision only applies to qualified retirement plans and 403(b)(7)
custodial plans after your separation from service in or after the year you reached age 55.
9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
10 This provision does not apply to IRAs.
11 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Oppenheimer California Municipal Fund

Internet Website
     www.oppenheimerfunds.com
     ------------------------

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1.800.CALL OPP(225.5677)

Custodian Bank
     Citibank, N.A.
     111 Wall Street
     New York, New York 10005

Independent Registered Public Accounting Firm
     KPMG LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Mayer, Brown, Rowe & Maw LLP
     1675 Broadway
     New York, New York 10019

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